                               SEVENTH AMENDMENT

                          TO TRANSPORTATION AGREEMENT

                        DATED DECEMBER 15, 1989 (#1005)


THIS AMENDMENT ("Amendment"), made and entered into this 1st day of September, 1992 between Kern River Gas Transmission Company ("Transporter") and Union Pacific Fuels, Inc. ("Shipper");

WHEREAS, Transporter and Shipper are parties to that certain Transportation Agreement dated December 15, 1989 the (the "Agreement"); and

WHEREAS, Transporter and Shipper desire to temporarily amend Exhibit "A" and "B" of the Agreement to reallocate the maximum volumes for the month of September 1992 at the Receipt Points and Delivery Points set forth in the currently effective Exhibits "A" and "B";

NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained, Transporter and Shipper hereto agree as follows:

    1.1 Exhibit "A" and "B" to the Transportation Agreement is temporarily replaced with the attached Third Amended Exhibit "A" and "B".

    1.2 This Amendment is effective September 1 through September 30, 1992.

    1.3 Except as amended herein, all terms and conditions of the Agreement shall remain in full force and effect as written.

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed in triplicate originals as of the date first written above.



UNION PACIFIC FUELS, INC.              KERN RIVER GAS TRANSMISSION COMPANY

/s/ Robert E. Lindsey III              /s/ E.J. Holm
-------------------------              ----------------------
By: Robert E. Lindsey III              E.J. Holm, President
    Attorney-in-Fact                   Kern River Corporation



                                       /s/ Cuba Wadlington, Jr.
                                       -------------------------
                                       Cuba Wadlington, Jr.
                                       Vice President & General Manager
                                       Williams Western Pipeline Company

                                 NINTH AMENDMENT

                           TO TRANSPORTATION AGREEMENT

                            DATED DECEMBER 15, 1989
                     (Contract 1005, Request #193A and #196)


THIS AMENDMENT ("Amendment"), made and entered into this 30th day of October, 1992 between Kern River Gas Transmission Company ("Transporter") and Union Pacific Fuels, Inc. ("Shipper");

WHEREAS, Transporter and Shipper are parties to that certain Transportation Agreement dated December 15, 1989 (the "Agreement"); and

WHEREAS, Transporter and Shipper desire to amend Exhibit "A" and "B" of the Agreement to reallocate the maximum volumes at the Receipt Points and Delivery Points set forth in the currently effective Exhibits "A" and "B";

NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained, Transporter and Shipper hereto agree as follows:

    1.1 Exhibit "A" and "B" to the Transportation Agreement is hereby deleted in its entirety and replaced with the attached Fifth Amended Exhibit "A" and "B".

    1.2      This amendment is effective November 1 through November 30, 1992.

    1.2 (a) Effective December 1, 1992 the February 15, 1992 Exhibit "A" and "B" to the Transportation Agreement will be reinstated.

    1.3 Except as amended herein, all terms and conditions of the Agreement shall remain in full force and effect as written.

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed in triplicate originals as of the date first written above.


UNION PACIFIC FUELS, INC.               KERN RIVER GAS TRANSMISSION COMPANY

/s/ Robert E. Lindsay III               /s/ E.J. Holm
-------------------------               ---------------------------------
By: ATTORNEY-IN-FACT                    E. J. Holm, President
                                        Kern River Corporation

                                        /s/ Cuba Wadlington, Jr.
                                        ---------------------------------
                                        Cuba Wadlington, Jr.
                                        Vice President & General Manager
                                        Williams Western Pipeline Company

                                 TENTH AMENDMENT

                           TO TRANSPORTATION AGREEMENT

                             DATED DECEMBER 15, 1989
                          (Contract 1005, Request #201)

THIS AMENDMENT ("Amendment"), made and entered into this 29th day of November, 1992 between Kern River Gas Transmission Company ("Transporter") and Union Pacific Fuels, Inc. ("Shipper");

WHEREAS, Transporter and Shipper are parties to that certain Transportation Agreement dated December 15, 1989 (the "Agreement"); and

WHEREAS, Transporter and Shipper desire to amend Exhibit "A" and "B" of the Agreement to reallocate the maximum volumes at the Receipt Points and Delivery Points set forth in the currently effective Exhibits "A" and "B";

NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained, Transporter and Shipper hereby agree as follows:


    1.1 Exhibits "A" and "B" to the Agreement is hereby deleted in its entirety and replaced with the attached Sixth Amended Exhibits "A" and "B".

    1.2     This amendment is effective December 1 through December 31, 1992.


    1.2(a) Effective January 1, 1993 the existing Exhibit "A" and "B" to the Transportation Agreement will be reinstated.

    1.3 Except as amended herein, all terms and conditions of the Agreement shall remain in full force and effect as written.

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed in triplicate originals as of me date first written above.

UNION PACIFIC FUELS, INC.                 KERN RIVER GAS TRANSMISSION COMPANY

/s/ Robert E. Lindsey                     /s/ E.J. Holm
---------------------                     ---------------------
By: ROBERT E. LINDSEY                     E. J. Holm, President
    ATTORNEY-IN-FACT                      Kern River Corporation

                                          /s/ Cuba Wadlington, Jr.
                                          --------------------------------
                                          Cuba Wadlington, Jr.
                                          Vice President & General Manager
                                          Williams Western Pipeline Company

                                EIGHTH AMENDMENT

                          TO TRANSPORTATION AGREEMENT

                             DATED DECEMBER 15, 1989
                     (Contract 1005, Request #185 and #186)

THIS AMENDMENT ("Amendment"), made and entered into this 28th day of September, 1992 between Kern River Gas Transmission Company ("Transporter") and Union Pacific Fuels, Inc. ("Shipper");

WHEREAS, Transporter a Shipper are parties to that certain Transportation Agreement dated December 15, 1989 (the "Agreement"); and

WHEREAS, Transporter and Shipper desire to amend Exhibit "A" and "B" of the Agreement to reallocate the maximum volumes at the Receipt Points and Delivery Points set forth in the currently effective Exhibits "A" and "B";

NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained, Transporter and Shipper hereto agree as follows:

    1.1 Exhibit "A" and "B" to the Transportation Agreement is hereby deleted in its entirety and replaced with the attached Fourth Amended Exhibit "A" and "B".

    1.2    This amendment is effective October 1 through October 31, 1992.

    1.2(a) Effective November 1, 1992 the existing Exhibit "A" and "B" in effect on February 15, 1992 to the Transportation Agreement will be reinstated.

    1.3 Except as amended herein, all terms and conditions of the Agreement shall remain in full force and effect as written.

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed in triplicate originals as of the date first written above.


UNION PACIFIC FUELS, INC.                    KERN RIVER GAS TRANSMISSION COMPANY

/s/ Robert E. Lindsey III                    /s/ E.J. Holm
-------------------------                    ---------------------------------
By: ATTORNEY-IN-FACT                         E.J. Holm, President
                                             Kern River Corporation


                                             /s/ Cuba Wadlington, Jr.
                                             ---------------------------------
                                             Cuba Wadlington, Jr.
                                             Vice President & General Manager
                                             Williams Western Pipeline Company

                               ELEVENTH AMENDMENT
                          TO TRANSPORTATION AGREEMENT
                             DATED DECEMBER 15, 1989
                      (Contract 1005, Requests 209 & 212)

    THIS AMENDMENT ("Amendment"), made and entered into this 31st day of December, 1992 between Kern River Gas Transmission Company ("Transporter") and Union Pacific Fuels, Inc. ("Shipper");

                                   WITNESSETH:

    WHEREAS, Transporter and Shipper are parties to that certain Transportation Agreement dated December 15, 1989 (the "Agreement"); and

    WHEREAS, the Sixth Amended Exhibits "A" and "B" to the Agreement sets forth Shipper's current Receipt and Delivery Point entitlements pursuant to the Agreement;

    WHEREAS, Shipper has submitted two requests to Transporter (Nos. 209 & 212) to change its current Receipt and Delivery Point entitlements; and

    WHEREAS, Transporter and Shipper desire to amend the Sixth Amended Exhibits "A" and "B" of the Agreement to reflect new Receipt and Delivery Point entitlements for Shipper pursuant to the Agreement and in accordance with Shipper's requests (Nos. 209 & 212);

    NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained, Transporter and Shipper hereto agree as follows:

    1.1 The Sixth Amended Exhibits "A" and "B" to the Agreement are hereby amended by deleting the Sixth Amended Exhibits "A" and "B" in their entirety and by substituting in lieu thereof the attached Seventh Amended Exhibits "A" and "B".

    1.2 This Amendment shall be effective as of January 1 through January 31, 1993.

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed in triplicate originals as of the date first written above.

UNION PACIFIC FUELS, INC.              KERN RIVER GAS TRANSMISSION COMPANY

/s/ Robert E. Lindsey                  /s/ E.J. Holm
----------------------                 ----------------------
By: Robert E. Lindsey                  E.J. Holm, President
    Attorney-in-Fact                   Kern River Corporation

                                       /s/ Cuba Wadlington, Jr.
                                       -------------------------
                                       Cuba Wadlington, Jr.
                                       Vice President & General Manager
                                       Williams Western Pipeline Company

                                TWELFTH AMENDMENT
                          TO TRANSPORTATION AGREEMENT
                             DATED DECEMBER 15, 1989
                          (Contract 1005, Requests 229)


    THIS AMENDMENT ("Amendment"), made and entered into this 29th day of January, 1993 between Kern River Gas Transmission Company ("Transporter") and Union Pacific Fuels, Inc. ("Shipper");

                                   WITNESSETH:

    WHEREAS, Transporter and Shipper are parties to that certain Transportation Agreement dated December 15, 1989, as amended (the "Agreement"); and

    WHEREAS, Seventh Amended Exhibits "A" and "B" to the Agreement respectively set forth Shipper's current Receipt and Delivery Point entitlements pursuant to the Agreement;

    WHEREAS, Shipper has submitted a request to Transporter (No. 229) to change its current Receipt and Delivery Point entitlements for the month of February 1993; and

    WHEREAS, Transporter and Shipper desire to amend the Seventh Amended Exhibits "A" and "B" to the Agreement to reflect new Receipt and Delivery Point entitlements for Shipper for the month of February 1993, pursuant to the Agreement and in accordance with Shipper's requests (No. 229);

    NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained, Transporter and Shipper hereby agree as follows:

    1.1 Seventh Amended Exhibits "A" and "B" to the Agreement are hereby amended by deleting Seventh Amended Exhibits "A" and "B" in their entirety and by substituting in lieu thereof the attached Eighth Amended Exhibits "A" and "B", which shall be effective solely for the period from February 1, 1993 to February 28, 1993. Shipper shall submit a separate request or requests to Transporter with respect to Receipt and Delivery Point entitlements to be effective on March 1, 1993.

    1.2 This amendment shall be effective as of February 1, 1993.

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed in triplicate originals as of the date first written above.


ACCEPTED AND AGREED TO:                ACCEPTED AND AGREED TO:


UNION PACIFIC FUELS, INC.              KERN RIVER GAS TRANSMISSION COMPANY
(Shipper)                              (Transporter), by its partners:



                                       KERN RIVER CORPORATION

/s/ Robert E. Lindsey III              /s/ E.J. Holm
-------------------------              ----------------------
By: Attorney-in-Fact                   E.J. Holm, President


                                       WILLIAMS WESTERN PIPELINE COMPANY

                                       /s/ Cuba Wadlington, Jr.
                                       -------------------------
                                       Cuba Wadlington, Jr.
                                       Williams Western Pipeline Company

                             THIRTEENTH AMENDMENT
                          TO TRANSPORTATION AGREEMENT
                             DATED DECEMBER 15, 1989
                         (Contract 1005, Request 232)


    THIS AMENDMENT ("Amendment"), made and entered into this 25th day of February, 1993 between Kern River Gas Transmission Company ("Transporter") and Union Pacific Fuels, Inc. ("Shipper");

                                   WITNESSETH:

    WHEREAS, Transporter and Shipper are parties to that certain Transportation Agreement dated December 15, 1989, as amended (the "Agreement"); and

    WHEREAS, Eighth Amended Exhibits "A" and "B" to the Agreement respectively set forth Shipper's current Receipt and Delivery Point entitlements pursuant to the Agreement;

    WHEREAS, Shipper has submitted a request to Transporter (No. 232) to change its current Receipt and Delivery Point entitlements to be effective on March 1, 1993; and

    WHEREAS, Transporter and Shipper desire to amend the Eighth Amended Exhibits "A" and "B" to the Agreement to reflect new Receipt and Delivery Point entitlements for Shipper to be effective on March 1, 1993, pursuant to the Agreement and in accordance with Shipper's requests (No. 232);

    NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained, Transporter and Shipper hereby agree as follows:

    1.1 Eighth Amended Exhibits "A" and "B" to the Agreement are hereby amended by deleting Eighth Amended Exhibits "A" and "B" in their entirety and by substituting in lieu thereof the attached Ninth Amended Exhibits "A" and "B".

    1.2 This amendment shall be effective as of March 1, 1993.

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed in triplicate originals as of the date first written above.


UNION PACIFIC FUELS, INC.              KERN RIVER GAS TRANSMISSION COMPANY
(Shipper)                              (Transporter), by its partners:

                                       KERN RIVER CORPORATION

/s/ Robert E. Lindsey III              /s/ E.J. Holm
-------------------------              ----------------------
By: Attorney-in-Fact                   E.J. Holm, President



                                       WILLIAMS WESTERN PIPELINE COMPANY

                                       /s/ Cuba Wadlington, Jr.
                                       -------------------------
                                       Cuba Wadlington, Jr.
                                       Williams Western Pipeline Company

                            FOURTEENTH AMENDMENT TO
                           TRANSPORTATION AGREEMENT
                          CONTRACT 1005, REQUEST 251


    THIS AMENDMENT to Transportation Agreement ("Agreement"), made and entered into this 23rd day of March, 1993 by and between KERN RIVER GAS TRANSMISSION COMPANY ("Transporter") and Union Pacific Fuels, Inc. ("Shipper"),

                                   WITNESSETH:

    WHEREAS, Transporter and Shipper are parties to that certain Transportation Agreement dated December 15, 1989, (the "Agreement"); and

    WHEREAS, Ninth Amended Exhibit "B" to the Agreement sets forth Shipper's current Delivery Point entitlements pursuant to the Agreement; and

    WHEREAS, Shipper has requested a modification of its Delivery Point entitlements, and Transporter is able to so modify such entitlements; and

    WHEREAS, Transporter and Shipper desire to amend Ninth Amended Exhibit "B" to the Agreement to reflect Shipper's modified Delivery Point entitlements;

    NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained, Transporter and Shipper do hereby agree as follows:


                                      I.

    1.1 Ninth Amended Exhibit "B" to the Agreement as hereby amended by deleting Ninth Amended Exhibit "B" in its entirety, and by substituting in lieu thereof the attached Tenth Amended Exhibit "B".

    1.2 This Amendment shall be effective as of April 1, 1993.

IN WITNESS WHEREOF, Transporter and Shipper have caused this Amendment to be executed as of the date first written above.


UNION PACIFIC FUELS, INC.              KERN RIVER GAS TRANSMISSION COMPANY
(Shipper)                              (Transporter), by its partners:


                                       KERN RIVER CORPORATION


By: /s/ Robert E. Lindsey III          By: /s/ E.J. Holm
    -------------------------              ----------------------
    Title: Attorney-in-Fact                E.J. Holm, President




                                       WILLIAMS WESTERN PIPELINE COMPANY

                                       By: /s/ Cuba Wadlington, Jr.
                                           -------------------------
                                           Cuba Wadlington, Jr.
                                           Williams Western Pipeline Company

                              FIFTEENTH AMENDMENT
                          TO TRANSPORTATION AGREEMENT
                            DATED DECEMBER 15, 1989
                         (Contract 1005, Request 259)


     THIS AMENDMENT to Transportation Agreement ("Amendment") made and entered into this 29th day of April, 1993 by and between Kern River Gas Transmission Company ("Transporter") and Union Pacific Fuels, Inc. ("Shipper");

                                  WITNESSETH:

     WHEREAS, Transporter and Shipper are parties to that certain Transportation Agreement dated December 15, 1989 (the "Agreement"); and

     WHEREAS, Ninth Amended Exhibit "A" to the Agreement sets forth Shipper's current Receipt Point entitlements pursuant to the Agreement; and

     WHEREAS, Shipper has requested a modification of its Receipt Point entitlements, and Transporter is able to so modify such entitlements; and

     WHEREAS, Transporter and Shipper deisre to amend Ninth Amended Exhibit "A" to the Agreement to reflect Shipper's modified Receipt Point entitlements;

     NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained, Transporter and Shipper do hereby agree as follows:

    1.1 Ninth Amended Exhibit "A" to the Agreement is hereby amended by deleting Ninth Amended Exhibit "A" in its entirety and by substituting in lieu thereof the attached Tenth Amended
              Exhibit "A".

    1.2       This amendment shall be effective as of May 1, 1993.


IN WITNESS WHEREOF, Transporter and Shipper have caused this Amendment to be duly executed as of the date first written above.


UNION PACIFIC FUELS, INC.              KERN RIVER GAS TRANSMISSION COMPANY
(Shipper)                              (Transporter), by its partners:


                                       KERN RIVER CORPORATION


By: /s/ Robert E. Lindsey III          By: /s/ E.J. Holm
    -------------------------              ----------------------
    Title: Attorney-in-Fact                E.J. Holm, President




                                       WILLIAMS WESTERN PIPELINE COMPANY

                                       By: /s/ Cuba Wadlington, Jr.
                                           -------------------------
                                           Cuba Wadlington, Jr.
                                           Sr. Vice President & General Manager

                              SIXTEENTH AMENDMENT
                          TO TRANSPORTATION AGREEMENT
                            DATED DECEMBER 15, 1989
                         (Contract 1005, Request 266)


     THIS AMENDMENT to Transportation Agreement ("Amendment") made and entered into this 18th day of June, 1993 by and between Kern River Gas Transmission Company ("Transporter") and Union Pacific Fuels, Inc. ("Shipper");

                                  WITNESSETH:

     WHEREAS, Transporter and Shipper are parties to that certain Transportation Agreement dated December 15, 1989 (the "Agreement"); and

     WHEREAS, Tenth Amended Exhibit "B" to the Agreement sets forth Shipper's current Delivery Point entitlements pursuant to the Agreement; and

     WHEREAS, Shipper has requested a modification of its Delivery Point entitlements, and Transporter is able to so modify such entitlements; and

     WHEREAS, Transporter and Shipper desire to amend Tenth Amended Exhibit "B" to the Agreement to reflect Shipper's modified Delivery Point entitlements;

     NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained, Transporter and Shipper do hereby agree as follows:

    1.1 Tenth Amended Exhibit "B" to the Agreement is hereby amended by deleting Tenth Amended Exhibit "B" in its entirety and by substituting in lieu thereof the attached Eleventh Amended Exhibit "B".

    1.2       This amendment shall be effective as of June 21, 1993.

IN WITNESS WHEREOF, Transporter and Shipper have caused this Amendment to be duly executed as of the date first written above.


UNION PACIFIC FUELS, INC.              KERN RIVER GAS TRANSMISSION COMPANY
(Shipper)                              (Transporter), by its partners:


                                       KERN RIVER CORPORATION


By: /s/ Robert E. Lindsey III          By: /s/ E.J. Holm
    -------------------------              ----------------------
    Title: Attorney-in-Fact                E.J. Holm, President




                                       WILLIAMS WESTERN PIPELINE COMPANY

                                       By: /s/ Cuba Wadlington, Jr.
                                           -------------------------
                                           Cuba Wadlington, Jr.
                                           Sr. Vice President & General Manager

                             SEVENTEENTH AMENDMENT
                          TO TRANSPORTATION AGREEMENT
                             DATED DECEMBER 15, 1989
                          (Contract 1005, Requests 267)

    THIS AMENDMENT to Transportation Agreement ("Amendment") made and entered into this 21st day of June, 1993 by and between Kern River Gas Transmission Company ("Transporter") and Union Pacific Fuels, Inc. ("Shipper");

                                   WITNESSETH:

    WHEREAS, Transporter and Shipper are parties to that certain Transportation Agreement dated December 15, 1989 (the "Agreement"); and

    WHEREAS, Eleventh Amended Exhibit "B" to the Agreement sets forth Shipper's current Delivery Point entitlements pursuant to the Agreement; and

    WHEREAS, Shipper has requested a modification of its Delivery Point entitlements, and Transporter is able to so modify such entitlements; and

    WHEREAS, Transporter and Shipper desire to amend Eleventh Amended Exhibit "B" to the Agreement to reflect Shipper's modified Delivery Point entitlements;

    NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained, Transporter and Shipper do hereby agree as follows:

    1.1 Eleventh Amended Exhibit "B" to the Agreement is hereby amended by deleting Eleventh Amended Exhibit "B" in its entirety and by substituting in lieu thereof the attached Twelfth Amended Exhibit "B".

    1.2   This amendment shall be effective as of July 1, 1993.

IN WITNESS WHEREOF, Transporter and Shipper have caused this Amendment to be duly executed as of the date first written above.

UNION PACIFIC FUELS, INC.              KERN RIVER GAS TRANSMISSION COMPANY
(Shipper)                              (Transporter), by its partners:

                                       KERN RIVER CORPORATION

By: /s/ Robert E. Lindsey III          By: /s/ E.J. Holm
    -------------------------              ----------------------
    Title: Attorney-in-Fact                E.J. Holm, President

                                       WILLIAMS WESTERN PIPELINE COMPANY

                                       By: /s/ Cuba Wadlington, Jr.
                                           -------------------------
                                           Cuba Wadlington, Jr.
                                           Sr. Vice President & General Manager

                             SEVENTEENTH AMENDMENT
                          TO TRANSPORTATION AGREEMENT
                             DATED DECEMBER 15, 1989
                          (Contract 1005, Requests 267)

    THIS AMENDMENT to Transportation Agreement ("Amendment") made and entered into this 21st day of June, 1993 by and between Kern River Gas Transmission Company ("Transporter") and Union Pacific Fuels, Inc. ("Shipper");

                                   WITNESSETH:

    WHEREAS, Transporter and Shipper are parties to that certain Transportation Agreement dated December 15, 1989 (the "Agreement"); and

    WHEREAS, Eleventh Amended Exhibit "B" to the Agreement sets forth Shipper's current Delivery Point entitlements pursuant to the Agreement; and

    WHEREAS, Shipper has requested a modification of its Delivery Point entitlements, and Transporter is able to so modify such entitlements; and

    WHEREAS, Transporter and Shipper desire to amend Eleventh Amended Exhibit "B" to the Agreement to reflect Shipper's modified Delivery Point entitlements;

    NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained, Transporter and Shipper do hereby agree as follows:

    1.1 Eleventh Amended Exhibit "B" to the Agreement is hereby amended by deleting Eleventh Amended Exhibit "B" in its entirety and by substituting in lieu thereof the attached Twelfth Amended Exhibit "B".

    1.2   This amendment shall be effective as of July 7, 1993.

IN WITNESS WHEREOF, Transporter and Shipper have caused this Amendment to be duly executed as of the date first written above.

UNION PACIFIC FUELS, INC.              KERN RIVER GAS TRANSMISSION COMPANY
(Shipper)                              (Transporter), by its partners:

                                       KERN RIVER CORPORATION

By: /s/ Robert E. Lindsey III          By: /s/ E.J. Holm
    -------------------------              ----------------------
    Title: Attorney-in-Fact                E.J. Holm, President

                                       WILLIAMS WESTERN PIPELINE COMPANY

                                       By: /s/ Cuba Wadlington, Jr.
                                           -------------------------
                                           Cuba Wadlington, Jr.
                                           Sr. Vice President & General Manager

                             EIGHTEENTH AMENDMENT
                          TO TRANSPORTATION AGREEMENT
                            DATED DECEMBER 15, 1989
                         (Contract 1005, Request 273)

     THIS AMENDMENT to Transportation Agreement ("Amendment") made and entered into this 16th day of July, 1993 by and between Kern River Gas Transmission Company ("Transporter") and Union Pacific Fuels, Inc. ("Shipper");

                                 WITNESSETH:

     WHEREAS, Transporter and Shipper are parties to that certain Transportation Agreement dated December 15, 1989 (the "Agreement"); and

     WHEREAS, Tenth Amended Exhibit "A" to the Agreement sets forth Shipper's current Delivery Point entitlements pursuant to the Agreement; and

     WHEREAS, Shipper has requested a modification of its Delivery Point entitlements, and Transporter is able to so modify such entitlements; and

     WHEREAS, Transporter and Shipper desire to amend Tenth Amended Exhibit "A" to the Agreement to reflect Shipper's modified Delivery Point entitlements;

     NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained, Transporter and Shipper do hereby agree as follows:

    1.1 Tenth Amended Exhibit "A" to the Agreement is hereby amended by deleting Tenth Amended Exhibit "A" in its entirety and by substituting in lieu thereof the attached Eleventh Amended Exhibit "A".

    1.2    This Amendment shall be effective as of July 16, 1993.

IN WITNESS WHEREOF, Transporter and Shipper have caused this Amendment to be duly executed as of the date first written above.

UNION PACIFIC FUELS, INC.              KERN RIVER GAS TRANSMISSION COMPANY
(Shipper)                              (Transporter), by its partners:

                                       KERN RIVER CORPORATION

By: /s/ Robert E. Lindsey III          By: /s/ E.J. Holm
    -------------------------              ----------------------
    Title: Attorney-in-Fact                E.J. Holm, President

                                       WILLIAMS WESTERN PIPELINE COMPANY

                                       By: /s/ Cuba Wadlington, Jr.
                                           -------------------------
                                           Cuba Wadlington, Jr.
                                           Sr. Vice President & General Manager

                             NINETEENTH AMENDMENT
                          TO TRANSPORTATION AGREEMENT
                            DATED DECEMBER 15, 1989
                         (Contract 1005 Request #286)

     THIS AMENDMENT to Transportation Agreement ("Amendment") made and entered into this 23rd day of May, 1994 by and between Kern River Gas Transmission Company ("Transporter") and Union Pacific Fuels, Inc. ("Shipper");

                                 WITNESSETH:

     WHEREAS, Transporter and Shipper are parties to that certain Transportation Agreement dated December 15, 1989 (the "Agreement"); and

     WHEREAS, Shipper by letter dated May 24, 1993 notified Transporter of its election to reduce its MDQ under the Agreement by 25,000 Mcf per day effective June 1, 1994; and (the "MDQ Reduction").

     WHEREAS, Transporter and Shipper desire to amend the Agreement to reflect the MDQ Reduction as well as a corresponding reduction in Shipper's Receipt and Delivery Point entitlements under the Agreement;

     NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained, Transporter and Shipper do hereby agree as follows:

    1.1 Section 2.1.1 of the Agreement is amended effective June 1, 1994, to state that Shipper's MDQ shall be 75,000 Mcf per day.

    1.2 The Agreeement is hereby amended effective May 23, 1994, by deleting Eleventh Amended Exhibit "A" and Twelfth Amended Exhibit "B" in their entireties and by substituting in lieu thereof the attached Twelfth Amended Exhibit "A" and Thirteenth Amended Exhibit "B".
           .
IN WITNESS WHEREOF, Transporter and Shipper have caused this Amendment to be duly executed as of the date first written above.


UNION PACIFIC FUELS, INC.              KERN RIVER GAS TRANSMISSION COMPANY
(Shipper)                              (Transporter), by its partner:

                                       KERN RIVER CORPORATION

By: /s/ Robert E. Lindsey III          By: /s/ E.J. Holm
    -------------------------              ----------------------
    Title: Attorney-in-Fact                E.J. Holm, President

                                       WILLIAMS WESTERN PIPELINE COMPANY

                                       By: /s/ Cuba Wadlington, Jr.
                                           -------------------------
                                           Cuba Wadlington, Jr.
                                           Sr. Vice President & General Manager

[Letterhead of Kern River Gas Transmission Company]                       [LOGO]

July 23, 1990

                                          1010 Milam St.
Union Pacific Fuels, Inc.                 P.O. Box 2511
801 Cherry Street                         Houston, Texas 77001
Fort Worth, Texas 76101                   (713) 757-2131
Attn: Don Niemiec

      Re: Amendment to Transportation Agreement dated December 15, 1989

Gentlemen:

         Please refer to that certain Firm Transportation Service Agreement (the "Agreement") dated December 15, 1989, between Kern River Gas Transmission Company ("Transporter") and Union Pacific Fuels, Inc. ("Shipper"). To reflect Shipper's increase of the maximum daily quantity under the Agreement and to better enable Transporter to obtain financing for Transporter's proposed natural gas pipeline system to the mutual benefit of Transporter and Shipper, Transporter and Shipper hereby agree in consideration of such mutual benefits of these amendments to amend the Agreement as follows:

         1. Pursuant to the option granted to Shipper on December 15, 1989 to increase its maximum daily quantity and Shippers's exercise of such option on March 6, 1990, Section 2.1 "MDQ" is amended by deleting the words "50,000 Mcf per day" and replacing them with "100,000 Mcf per day".

         2. Exhibit "A" of the December 15, 1989 agreement is amended by deleting Exhibit "A" in its entirety and replacing it with the attached new Exhibit "A".

         3. Section 8.2 of the Agreement is amended by adding the following new sentence at the end thereof:

       "Subject to the provisions of Section 9.1.2 and 13.1 hereof, Shipper shall make payment of that portion of the statement identified as the Monthly Demand Charge in full, irrespective of any dispute as to the invoiced amount of said Monthly Demand Charge, and Shipper shall not be entitled to any abatement or setoff against said amount, including, but not limited to, those alleged to be due by reason of any past, present or future claims or other rights of Shipper against Transporter or any other person or entity whether in connection herewith or any unrelated transaction. Nothing contained herein shall prejudice or limit Shipper's ability to withhold amounts disputed in good faith, including any amount attributable to the Monthly Demand Charge, so long as such amounts are withheld only from the Monthly Commodity Charge or other charges other than the Monthly Demand charges invoiced or claimed by Transporter. Except as otherwise specifically provided, nothing herein shall prejudice or limit Shipper's right to dispute the propriety or amount of any statement or portion thereof received from Transporter."

         4. Section 17.1 of the Agreement is amended by adding the following new sentences at the end thereof:

         "Upon request of either party, the other party shall acknowledge in writing any permitted assignment described herein and the right of any permitted assignee (including any assignee upon enforcement of any assignment made as security for indebtedness) to enforce this Agreement against such other party, and shall also deliver such certificates, copies of corporate documents and opinions of counsel as may be reasonably requested by such permitted assignee relating to such party, this Agreement and any other matters relevant thereto. Unless otherwise agreed by the parties hereto in a separate writing or pursuant to any provision of this Agreement that expressly allows Shipper to be relieved of its obligations hereunder in connection with an assignment, no permitted assignment shall relieve the assigning party from any of its obligations urder this agreement; provided however that if Shipper assigns its rights hereunder to an Eligible Assignee and otherwise complies with the foregoing provisions of this Section 17.1, then effective upon such assignment the Shipper shall be relieved of its obligations hereunder to the extent of such assignment with respect to any period beginning on or after the date of such assignment. As used in the preceding sentence, Eligible Assignee means an entity that (i) at the time of such assigment (A) has senior unsecured long term public debt that has a rating by Standard & Poor's Corporation ("S&P") or Moody's Investors Service Inc. (Moody's), or, if such entity is not rated by such agencies, that has an imputed credit rating as determined by a mutually agreeable independent financial consultant based on the application of the standards and methods used by S&P or Moody's to rate corporate debt, that is at least as high as the explicit or imputed credit rating in effect as of the date of this Agreement for Union Pacific Resources Company, which the parties shall deem to be "A" ( by S&P) and "A2" (by Moody's) and (B) is not on Credit Watch with negative implications, in the case of S&P, or under review for possible downgrade, in the case of Moody's and (ii) has unconditionally assumed the obligations of the Shipper hereunder pursuant to such instruments as may be reasonably requested by Transporter.

         If Shipper is in agreement with the foregoing, please so indicate by signing in the space provided below, and return two fully executed copies of this letter agreement for our records.

                                    Very truly yours,



                                    KERN RIVER GAS TRANSMISSION COMPANY



                                    By: /s/ E.J. Holm
                                        ------------------------------
                                        E.J. Holm
                                        President
                                        Kern River Corporation


                                    By: /s/ Cuba Wadlington, Jr.
                                        ------------------------------
                                        Cuba Wadlington, Jr.
                                        Vice President
                                        Williams Western Pipeline Company



AGREED TO AND ACCEPTED:

UNION PACIFIC FUELS, INC.


By: /s/ D.W. Niemiec
    -----------------------
    D.W. Niemiec
    President

                                   EXHIBIT "A"

                                    (Note 1)

                                   AMENDMENT

                                     to the

                            TRANSPORTATION AGREEMENT

                             DATE December 15, 1989

                                 by and between

                      KERN RIVER GAS TRANSMISSION COMPANY

                                      and

                           UNION PACIFIC FUELS, INC.


                                 RECEIPT POINTS

                                                       Maximun       Maximum
                                                       Receipt   Receipt Volumes
                                             Meter     Pressure    Mcf per Day
Description                   Location     Ownership   PSIG         (Note 2)
-----------                   --------     ---------   --------  ---------------

Opal Gas Plant                T21N-R114W       TBD       TBD         40,000
Questar Pipeline                TBD            TBD       TBD         35,000
Overthrust Pipeline             TBD            TBD       TBD         10,000
Painter NGL/NRU Complex         TBD            TBD       TBD         22,000
Anschutz Ranch East             TBD            TBD       TBD         15,000
Whitney Canyon                  TBD            TBD       TBD         13,000
Colorado Interstate Gas         TBD            TBD       TBD         25,000
                                                                    -------
                                                                    150,000

Notes:

(1) Shipper and Transporter agree to amend this Exhibit, as to specific Location, Receipt Points, Receipt Volumes, and Maximum Receipt Pressure 120 days prior to the Construction Notification Date.
(2) The Maximum Receipt Volume for all Receipt Points in the aggregate shall not exceed 150 percent of Shipper's MDQ and the Maximum Receipt Volume for any individual Receipt Point shall not exceed Shipper's MDQ.

TBD - To be determined.

[Letterhead of Kern River Gas Transmission Company]                      [LOGO]

                                 1010 Milam St.
                                 P.O. Box 2511
                                 Houston, Texas 77252-2511
                                 (713)757-2131

                                November 2, 1990

                                LETTER AGREEMENT

Mr. Don Niemiec, President
Union Pacific Fuels, Inc.
801 Cherry Street
Fort Worth, Texas 76101

     Re:   Amendment to Transportation Agreement
           dated December 15, 1989

Dear Mr. Niemiec:

                Please refer to that certain Transportation Agreement dated December 15, 1989, between Kern River Gas Transmission Company ("Transporter") and Union Pacific Fuels, Inc. ("Shipper"), as amended on July 23, 1990 (the "Transportation Agreement"). In consideration of the mutual benefits of such amendments, Transporter and Shipper hereby amend the Transportation Agreement as follows:

                1. In the last sentence of Section 1.5 on page 3, the words "60 days" are deleted and are replaced with "150 days."

                2. Section 2.1 "MDQ" is deleted in its entirety and is replaced with the following:

                2.1 MDQ.

                2.1.1 Initial Service. Subject to the terms, conditions and limitations hereof, the MDQ shall be 100,000 Mcf per day.

                2.1.2 Option to decrease MDQ. At the Commencement Date and at the end of each of the first four Contract Years, Shipper shall have the right to reduce the MDQ for the remaining term of this Agreement, commencing with the next Contract Year by up to 25,000 Mcf per day, provided, however, (a) this right shall not be effective unless the total MDQ of all firm shippers on Transporter's pipeline system totals at least 525,000 Mcf per day on the date on which Shipper seeks to make effective a reduction in its MDQ; and (b) Shipper's MDQ never shall be reduced to less than 75,000 Mcf per day. Shipper shall exercise its right to reduce the MDQ (i) for the first Contract Year, by providing written notice to Transporter at least 120 days prior to the Commencement Date (as estimated by Transporter in a notice provided to Shipper at least 150 days prior to the Commencement Date) (ii) for the second Contract Year, by providing written notice at least nine months prior to the end of the first Contract Year; and (iii) for each of the three Contract Years thereafter, by providing written notice at least 12 months before the commencement of the Contract Year to which the reduction would apply.

                3. Section 3.4 "Rate Parity" is deleted and is replaced with the following:

                3.4 Contract Parity. At least 30 days prior to the Commencement Date, Transporter shall provide Shipper with copies of all firm service transportation agreements which provide for the transportation of gas from receipt points in Wyoming to delivery points in California (hereinafter referred to as "MFN Contracts"). At Shipper's option ("Election Option"), exercised by the giving of written notice five days prior to the Commencement Date any MFN Contract will be made available to Shipper for the service to be provided under this agreement on the same terms and conditions as the MFN Contract. If the transportation rates (i.e., those transportation rates derived from the rate provisions of an MFN Contract related to payments for capacity and/or throughput volumes) in such MFN Contract are mileage or zone-based, the distance for service provided thereunder shall be reflected in determining Shipper's rate under this Section 3.4. The terms and conditions of such MFN Contract, as modified from time to time pursuant to such MFN Contract, shall be applied to the lesser of Shipper's MDQ or the MDQ contained in the MYN Contract, for a term extending to the lesser of the remaining term of this agreement or the remaining term or date of earlier termination, cancellation, or amendment, of the MFN Contract. If the MDQ in an MFN Contract selected by Shipper is less than Shipper's MDQ hereunder, Shipper may apply more than one MFN Contract to its service hereunder at any given time, until the aggregate MDQ's of the MFN Contracts match or exceed Shipper's MDQ, provided, however, that if Shipper seeks to apply more than one MFN Contract to its service hereunder at any given time, Transporter and Shipper shall enter into amendments to this agreement and/or replacement contracts with respect to the portion of Shipper's service to which each MFN Contract is to apply and such amendments and replacement contracts shall be subject to any necessary regulatory approvals.

                At least 30 days prior to the first day of each Contract Year, Transporter shall provide Shipper with copies of any new MFN Contracts or other MFN Contracts which have been amended during the previous Contract Year and the applicable rates associated with such MFN Contracts. Following such notice, and prior to 5 days before the start of the Contract Year, Shipper shall have the same Election Option as set forth above, exercisable under the same terms and conditions.

                4. Article XII is amended to add at page 37 a new Section 12.3, as follows:

                12.3 FERC Regulation. In the event the FERC does not approve in its entirety the Transportation Agreement in response to the filings made by Transporter at the FERC on July 24, 1990 in Docket Nos. CP89-2047-003 and CP89-1794 through CP89-1810, then Shipper and Transporter will renegotiate any rejected provisions of the Transportation Agreement in good faith, replacing each such provision with terms that are consistent with the FERC's orders on the July 24, 1990 filings. It is understood that the MDQ, 15-year contract term and receipt and delivery points shall not be changed, unless both parties mutually agree to a change. Notwithstanding the foregoing commitment, both parties expressly reserve the right to seek rehearing and/or judicial review of any modification ordered by the FERC.

                If Shipper is in agreement with the foregoing, please so indicate by signing in the space provided below and return two fully-executed originals of this document for our records.

                                 Yours very truly,

                                 KERN RIVER GAS TRANSMISSION
                                   COMPANY

                                 BY: /s/ E. J. Holm
                                    -------------------------
                                    E. J. Holm
                                    President
                                    Kern River Corporation

                                 BY: /s/ Cuba Wadlington, Jr.
                                    -------------------------
                                    Cuba Wadlington, Jr.
                                    Vice President
                                    Williams Western Pipeline


Agreed to and accepted:

UNION PACIFIC FUELS, INC.

By: /s/ D. W. Niemiec
   ----------------------
Title:  President
Date:   November 2, 1990

[Letterhead of Kern River Gas Transmission Company]                      [LOGO]

                                   1010 Milam St.
                                   P.O. Box 2511
                                   Houston, Texas 77252-2511
                                   (713)757-2131

                                November 2, 1990

                                LETTER AGREEMENT


Mr. Don Niemiec, President
Union Pacific Fuels, Inc.
801 Cherry Street
Fort Worth, Texas 76101

Dear Mr. Niemiec:

                Please refer to that certain Transportation Agreement dated December 15, 1989 between Kern River Gas Transmission Company ("Transporter") and Union Pacific Fuels, Inc. ("Shipper"), as amended on July 23, 1990 (the "Transportation Agreement"), and to the Precedent Agreement dated December 15, 1989, by and among Kern River Gas Transmission Company, Union Pacific Resources Company ("UPRC") and Union Pacific Fuels, Inc.

                You will recall that on October 3, 1990, Transporter sent to Shipper a letter advising of the impending date on which Transporter would begin incurring financial liabilities for the manufacture of the pipe needed to construct Transporter's interstate natural gas pipeline system from southwestern Wyoming to Kern County, California, in accordance with certificates issued by the Federal Energy Regulatory Commission ("FERC") on January 21, 1990. In recent weeks, Transporter, Shipper and UPRC have discussed at length the matters addressed in Transporter's letter of October 3. This letter agreement memorializes the arrangements the parties have mutually agreed upon with respect to such matters.

                1. This agreement shall be effective on the date it is executed, unless Transporter fails to receive sufficient commitments for firm transportation on its pipeline, as provided in paragraph 5(a) below. All parties shall execute this agreement by November 2, 1990; otherwise, this agreement shall terminate. Upon becoming effective, this agreement shall supersede the Precedent Agreement of December 15, 1989 in its entirety, and such Precedent Agreement shall be terminated. Except as otherwise expressly provided, this agreement will terminate on the Commencement Date of the Transportation Agreement as defined in the Transportation Agreement or at such earlier date as provided hereunder. Unless otherwise stated herein, all capitalized terms used in this agreement have the same meaning as the like terms used in the Transportation Agreement.


        2. The parties agree that 50,000 Mcf per day of the MDQ under the Transportation Agreement shall be regarded as the "Base Commitment." Shipper and UPRC shall not enter into any other agreement for the firm transportation of gas by any other entity which proposes to build a pipeline and transport gas from Wyoming and Utah to California unless such agreement is expressly for the transportation of volumes in addition to the Base Commitment. Any public announcement by Shipper or UPRC of such other agreement shall state that it pertains to the firm transportation of volumes of gas in addition to the Base Commitment.

        3. UPRC and Shipper may terminate this agreement and the Transportation Agreement upon written notice to Kern River within 7 days after the Commencement Date of the Transportation Agreement, if Transporter has failed by the Commencement Date to establish the receipt points identified in Exhibit A to the Transportation Agreement and the delivery point identified in Exhibit B to the Transportation Agreement. Transporter shall pursue the establishment of such receipt and delivery points.

        4. (a) On or before December 31, 1990, Transporter and Shipper shall enter into additional transportation agreements providing Shipper with (1) 25,000 Mcf per day of firm transportation service on Transporter's pipeline commencing on the Commencement Date; (2) 25,000 Mcf per day of firm transportation service on Transporter's pipeline commencing on the date five years after the Commencement Date under the Transportation Agreement, and (3) 25,000 Mcf per day of firm transportation service on Transporter's pipeline commencing on the date 10 years after the Commencement Date (these three increments of 25,000 Mcf per day are hereafter collectively referred to as "Additional Service"). Subject to the receipt of all necessary regulatory authorizations satisfactory to Transporter and Shipper, Additional Service shall be provided on the same terms and conditions as service under the Transportation Agreement, as amended, provided, however, that the remaining terms and conditions of this paragraph 4 shall apply to Additional Service and shall be incorporated into the transportation agreements to be entered into pursuant to this paragraph. To the extent that the terms herein are inconsistent with any terms of the Transportation Agreement, the terms herein supersede the terms of the Transportation Agreement and shall control with respect to Additional Service.

        (b) Additional Service will be provided on the capacity of Transporter's initial, 700,OOO Mcf per day system, if such capacity is available, consistent with Transporter's tariff, with all applicable laws and regulations, and with any contractual rights of third parties to utilize such capacity for firm transportation service under agreements executed by Transporter and such third parties prior to the date of this agreement.

        (c) If all or a portion of the capacity is not available on Transporter's system for Additional Service as contemplated in paragraph 4(b) above, Transporter shall utilize its best efforts to assist Shipper in acquiring by assignment from other firm shippers on Transporter's pipeline, as provided by the applicable transportation agreements and terms of Transporter's FERC Gas Tariff, the right to firm transportation service needed to provide the additional service contemplated herein.

        (d) If all or a portion of the capacity for any increment of Additional Service is not available to Shipper by either of the means identified in paragraphs 4(b) and 4(c) above, Shipper may request an expansion of Transporter's system. Transporter shall diligently seek FERC authorization to expand the capacity of its pipeline system, and, unless such expansion would result in an increase in the Maximum Firm Transportation Rate for Transporter's existing firm transportation customers, shall utilize its best efforts to obtain rolled-in rate treatment for such expansion. Upon receipt of such authority to expand on terms satisfactory to Transporter and Shipper, Transporter shall promptly undertake such expansion by an amount sufficient to provide the increment of Additional Service that Shipper seeks, subject to satisfaction of the following conditions:

        (i) such expansion would not be inconsistent with the rights of third parties to firm service on Transporter's pipeline under agreements executed by Transporter and such third parties prior to the date of this agreement; and

        (ii) if the cost of the incremental facilities associated with such expansion, as estimated by Transporter using techniques generally accepted in the pipeline industry, when rolled in with the costs of Transporter's then-existing pipeline system, would result in an increase in the Maximum

Firm Transportation Rate for Transporter's existing firm transportation customers, then Shipper agrees to either (a) reduce the increment of Additional Service that it seeks to an amount which would result, after the expansion, in the Maximum Firm Transportation Rate for Transporter's existing firm transportation customers being no greater than the Maximum Firm Transportation Rate in effect at the time of Shipper's request for expansion; or (b) be solely responsible for that portion of the incremental costs, including compressor fuel, associated with the incremental facilities needed to provide Shipper's desired increment of Additional Service and which otherwise would result in an increase in the Maximum Firm Transportation Rate.

        (e) For purposes of ensuring the clarity of this agreement, Transporter and Shipper agree that if Additional Service is provided through the means described in paragraph 4(b) above, the Transportation Rate and Transportation Charges for Additional Service shall be determined in accordance with Article III of the Transportation Agreement. If any portion of Additional Service is provided by the means described in paragraph 4(c) above, the rates and charges for such portion of Additional Service shall be determined in accordance with the terms of the assignment agreement(s) pursuant to which the portion of Additional Service is provided. If Additional Service is provided in whole or in part by the means described in paragraph 4(d) above, the rates and charges for such Additional Service shall be determined as provided in paragraph 4(d).


        (f) Shipper shall have the right, at the Commencement Date and at the end of each of the first four Contract Years under its contract for the increment of Additional Service described in paragraph 4(a)(1), to reduce such increment of Additional Service for the remaining term of such contract, commencing with the next Contract Year, by up to 12,500 Mcf per day, provided, however, that (i) this right shall not be effective unless the total MDQ of all firm shippers on Transporter's pipeline system totals at least 537,500 Mcf per day on the date on which Shipper seeks to make effective a reduction in the paragraph 4(a)(1) increment of Additional Service and (ii) the paragraph 4(a)(1) increment of Additional Service never shall be reduced to less than 12,500 Mcf per day. Shipper shall exercise its right to reduce the paragraph 4(a)(1) increment of Additional service (1) for the first Contract Year under the contract for such increment, by providing written notice thereof to Transporter at least 120 days prior to the Commencement Date (as estimated by Transporter in a notice provided to Shipper at least 150 days prior to the Commencement Date);
(2) for the second Contract Year, by providing written notice at least nine months prior to the end of the first Contract Year; and (3) for each of the three Contract Years thereafter, by providing written notice at least 12 months before the commencement of the Contract Year to which the reduction would apply.

        (g) Shipper shall have the right under its contracts for the increments of Additional Service described in paragraphs 4(a)(2) and 4(a)(3) to reduce each such increment of Additional Service by up to 25,000 Mcf per day. Shipper shall notify Transporter whether Shipper will exercise its right to reduce each such increment of Additional Service by providing written notice thereof to Transporter at least 12 months, and no more than 15 months, prior to the date on which Shipper is entitled to obtain the applicable increment of Additional Service in accordance with paragraphs 4(a)(2) and 4(a)(3) above.

        (h) Shipper's rights to reduce Additional Service shall terminate with respect to each increment of Additional Service on the day after the last date on which it may provide notice to Transporter of a reduction in such increment pursuant to paragraphs 4(f) and 4(g).

        (i) Notwithstanding anything expressed or implied to the contrary in the Transportation Agreement or in any MFN Contract, the rights to firm transportation service additional to the MDQ under the Transportation Agreement that are provided to Shipper by paragraph 4 of this agreement shall be Shipper's only rights to such additional service, unless the parties expressly agree otherwise in writing.

        (j) If this agreement and the Transportation Agreement are terminated pursuant to paragraphs 5(c), 5(e), or 5(g) below, the transportation agreements for Additional Service shall terminate on the same date as this agreement and the Transportation Agreement.

        5. (a) Transporter agrees to construct its pipeline system as presently certificated by FERC, provided that it receives on or before November 2, 1990 commitments from shippers for the firm transportation of sufficient volumes to warrant, in Transporter's sole judgment, proceeding with the construction of its pipeline. If it receives sufficient commitments as provided above, Transporter shall: (1) on or before November 15, 1990, deposit any monies, make any payments, or otherwise begin incurring liabilities under the terms of its purchase orders for the pipe necessary to build its pipeline system; (2) commence physical construction of its pipeline by January 15, 1991, and thereafter diligently and continuously pursue such construction; and (3) complete construction of its pipeline and place it in service by June 1, 1992.

        (b) Failure by Transporter to meet any milestone stated in paragraph 5(8) above shall be excused if such failure was caused by delays which are the result of: any acts of God; strikes; lock-outs; other industrial disturbances; acts of public enemies; sabotage; breakage of equipment; war; blockades; insurrections; riots; epidemics; landslides; mudslides; lightning; earthquakes; extreme cold or freezing weather; floods; hurricanes; storms; fire; wash outs; unforeseen physical conditions encountered during construction; arrests and restraints of rulers and peoples; civil disturbances; explosions; breakage or freezing of or accident to machinery or of lines of pipe; through no fault or act of Transporter, inability to obtain, or delays in obtaining, pipe, materials or equipment; compliance with any order of any court or other governmenta1 authority purporting to have jurisdiction; curtailment or suspension of activities to remedy or avoid an established or alleged violation of federal, state or local environmental permits or standards; or any other cause of like or similar kind herein enumerated or otherwise, not within Transporter's control and which by the exercise of due diligence Transporter could not have prevented. Transporter's failure to reach any of the milestones stated in paragraph 5(a) for any of the reasons stated herein shall be deemed not to be a breach of Transporter's obligations under this agreement, provided, however, that Transporter shall use reasonable diligence to put itself in a position to carry out its obligations. Nothing contained herein shall be construed to require Transporter to settle any strike or lock-out by acceding against its judgement to the demands of the opposing parties. No such cause excusing Transporter's failure to achieve any milestone stated in paragraph 5(a) above shall continue to excuse such failure after the expiration of a reasonable period of time within which by the use of due diligence Transporter could have remedied the situation causing its failure to achieve the milestone, nor shall any such cause excuse Transporter's failure to achieve a milestone of paragraph 5(a) unless Transporter shall give notice thereof in writing to Shipper with reasonable promptness and like notice upon termination of such cause. For purposes of ensuring the clarity of this provision, Transporter and Shipper expressly agree that failure of Transporter to achieve any milestone of paragraph 5(a) shall not be excused by the loss of shipper commitments or by the dendency or threat of litigation, including regulatory proceedings, provided, however, that this reference to such proceedings shall not alter the scope or meaning of the preceding terms of this paragraph regarding compliance with orders of courts or other governmental authorities and curtailment or suspension of activities to remedy or avoid violations of environmental permits or standards.

        (c) If Transporter fails to meet the first milestone of paragraph 5(a) on the date specified therein, or such later date that may result from delays excused under the terms of paragraph 5(b), then Shipper and UPRC may terminate this agreement and the Transportation Agreement upon written notice to Transporter within 30 days after the applicable milestone date. Transporter shall incur no liability to Shipper or UPRC or any affiliate of either, and neither Shipper nor UPRC nor any affiliate of either, shall be entitled to any remedy, if Transporter fails for any reason to achieve the second milestone of paragraph 5(a). If Transporter, on or before February 15, 1991, cancels its contracts for the purchase of the pipe necessary to construct its pipeline, it shall immediately so notify Shipper and UPRC by providing written notice thereof to Shipper and UPRC. Within 30 days after receiving notice of Transporter's cancellation of its pipe contracts prior to February 15, 1991, Shipper and UPRC may terminate this agreement and the Transportation Agreement. If Shipper and UPRC terminate this agreement and the Transportation Agreement pursuant to this paragraph, such termination shall be the exclusive remedy available to Shipper and UPRC for any unexcused failure of Transporter to achieve the first milestone of paragraph 5(a) and/or for Transporter's cancellation of its pipe purchase contracts.

        (d) For each month after June 1, 1992, or such later date that is the result of delays excused under the terms of paragraph 5(b), that Transporter fails to complete and place in service its pipeline, Transporter shall pay to Shipper the lesser of:

        (1)  $l,400,000.00 cash, or

        (2) an amount equal to the result obtained by multiplying (a) the difference between (i) the average spot market price for gas delivered at the California/Arizona border for the applicable month, as reported in Natural Gas Week, less an amount equal to Transporter's then-most-current estimate of its 100% load factor unit rate for firm transportation service, and (ii) the average spot market price in the Rocky Mountain area for gas delivered into the Northwest Pipeline Corporation pipeline for the applicable month, as reported in Natural Gas week, by (b) the difference between (i) 100,000 Mcf per day times the number of days in the month, and (ii) the total of all volumes purchased by Transporter or any affiliate of Transporter from Shipper or UPRC or any affiliate of either during the month pursuant to the purchase option described in this paragraph at the locations indicated in Exhibit 1 to this agreement. During the period of delay in the in service date of Transporter's pipeline, Shipper and UPRC shall exercise good faith efforts to sell to alternate markets volumes of gas otherwise destined for transportation by Transporter. If, despite such efforts, Shipper and UPRC are unable to sell such volumes and they desire to sell such volumes to Transporter or affiliates of Transporter, then each applicable month Transporter or affiliates of Transporter, at its or their option and in its or their sole discretion, may purchase from Shipper or UPRC or any affiliate of either the volumes Shipper and UPRC are unable to sell. Any purchases made pursuant to this option shall be made at the receipt points listed in Exhibit 1 hereto at the average spot market price for the month for gas delivered at the California/ Arizona border as reported in Natural Gas Week, less an amount equal to Transporter's then most current estimate of its 100% load factor unit rate for firm transportation service. Shipper or UPRC shall advise Transporter at least 15 days in advance of the applicable month of the volumes it is willing to make available at the receipt points. Within five days after receiving such notice, Transporter or any affiliate(s) of Transporter shall advise Shipper or UPRC whether it elects to purchase any of the volumes made available and, if so, what volumes it will purchase.

        However, Transporter shall not be obligated to make any payments that this paragraph 5(d) otherwise would require if the delay in completion of Transporter's pipeline was caused by, or materially contributed to by, any act or omission of Shipper or UPRC.

        (e) If Transporter fails to complete and place in service its pipeline for more than 12 months beyond June 1, 1992, or such later date that is the result at delays excused under the terms of paragraph 5(b) above, Shipper and UPRC shall have the right to terminate this agreement and the Transportation Agreement upon 10 days' written notice to Transporter.

        (f) The remedies provided to Shipper and UPRC by paragraphs 5(d) and 5(e) above shall be the exclusive remedies available to Shipper and UPRC for any unexcused failure of Transporter to achieve the third milestone described in paragraph 5(a) above. Except as provided in paragraph 5(d), Transporter shall have no liability whatsoever to Shipper, UPRC or any affiliate of either arising from, or otherwise related to, any unexcused failure of Transporter to achieve the third milestone described in paragraph 5(a).

        (g) If Transporter fails to complete and place in service its pipeline for more than 18 months beyond June 1, 1992, Transporter shall have the right to terminate this agreement and the Transportation Agreement upon 10 days' written notice to Shipper and UPRC and Transporter thereafter shall have no further liability to Shipper or UPRC with regard to Transporter's proposed pipeline system.

        6. Each party to this agreement recognizes the commercial sensitivity of its existence and its terms. The parties therefore expressly agree that each shall hold in the strictest confidence, and shall not communicate with any other parties (other than their respective affiliates, consultants or agents) regarding, the existence of this agreement, its terms and conditions, and the contents of the negotiations of which this agreement is the culmination. No party shall make any public statements regarding the existence or contents of this agreement without the consent of the other parties. Any breach by Shipper or UPRC (or any affiliate, consultant or agent thereof) of the terms of this paragraph shall absolve Transporter of any obligation to make monetary payments to Shipper that Transporter otherwise might incur under this agreement, provided, however, that (a) this sentence shall not apply if the breach of this paragraph results from a cause not within the control of Shipper or UPRC and which, by the exercise of due diligence, Shipper or UPRC could not have prevented; (b) this sentence shall not apply unless such a breach has a material adverse effect on Transporter's business relationship with any other entity or otherwise causes injury or damage to Transporter; and (c) Shipper and UPRC shall take steps to control the dissemination of this agreement and its contents within the corporate organizations of UPRC, Shipper and their parent corporation to those key employees who are required for legitimate business reasons to know of this agreement and/or its contents.

        7. Transporter shall pursue diligently the low-interest financing that may be available from the State of Wyoming and will keep UPRC apprised of developments regarding such financing and its terms and conditions.

        8. On or before November 15, 1990, Transporter shall provide to UPRC guaranties, in a form mutually satisfactory to Transporter and UPRC, by Transporter's parent corporations, Tennessee Gas Pipeline Company and The Williams Companies Inc., of Transporter's payment obligations under paragraph 5(d) of this agreement.

        9. Transporter shall notify Shipper and UPRC at least three days in advance of Transporter's commencement of construction of its pipeline. From and after the earlier of three days after Transporter commences construction of its pipeline or January 15, 1991, Shipper and UPRC shall support Transporter's pipeline project and shall indicate such support in all public statements by Shipper or UPRC related to construction of a new natural gas pipeline from Wyoming to California.

        10. This agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. No assignment or transfer by any party hereunder shall be made without written approval of the other parties. Such approval shall not be unreasonably withheld. No such consent of Transporter or Shipper shall be required when an assignment by Shipper or Transporter is the result of, and part of, a corporate acquisition, merger or reorganization; provided that Shipper is given advance notice of such an assignment by Transporter and such assignment will not have a material adverse effect on Shipper's economic interests under the Transportation Agreement. Nothing contained herein shall prevent either party from pledging, mortgaging or assigning its rights as security for its indebtedness and either party may assign to the pledgee or mortgagee (or to a trustee for the holder of such indebtedness) any money due or to become due under this Agreement. As between the parties hereto, such assignment shall become effective on the first Day of the Month following written notice that such assignment has been effectuated.

        11. (a) All notices provided for herein shall be given in writing, addressed as follows:

        If to Kern River:


               Kern River Gas Transmission Company
               P.O. Box 2511
               Houston, TX  77252
               Telecopy:       713-757-7255

               Kern River Gas Transmission Company
               Attention:      Williams Western Operations
               295 Chipeta Way
               P.O. Box 58900
               Salt Lake City, UT  84158-0900
               Telecopy:       801-584-6485

        If to Union:

               Union Pacific Fuels, Inc.
               Attention:      President
               801 Cherry Street
               Fort Worth, TX  76101
               Telecopy:       817-877-6133

        (b) No modification of this agreement shall be made except by the execution of a written amendment by the parties.

        (c) This agreement shall be interpreted and governed by the laws of the State of Texas.

        If Shipper and UPRC are in agreement with the foregoing, please so indicate by signing in the space provided below and return two fully-executed originals of this document for our records.

                                   Yours very truly,

                                   KERN RIVER GAS TRANSMISSION
                                   COMPANY

                                   BY: /s/ E.J. Holm
                                       -------------------------
                                       E.J. Holm
                                       President
                                       Kern River Corporation

                                   BY: /s/ Cuba Wadlington, Jr.
                                       -------------------------
                                       Cuba Wadlington, Jr.
                                       Vice President
                                       Williams Western Pipeline
                                       Company

Agreed to and accepted:


UNION PACIFIC FUELS, INC.

By: /s/ D.W. Niemiec
   ------------------------
Title:  President
Date:   November 2, 1990

        Union Pacific Resources Company executes this agreement for the purpose of acknowledging its agreement with Paragraphs 1, 2, 5, 6, 8, 9 and 10.

                                        UNION PACIFIC RESOURCES COMPANY

                                        BY: /s/ Robert S. Jackson
                                            ------------------------------
                                        Title: Executive Vice President
                                               and Chief Financial Officer
                                        Date:  November 2, 1990

  [LETTERHEAD OF KERN RIVER]                          1010 Milam Street
                                                      P.O. Box 2511
                                                      Houston, Texas 77252-2511
                                                      (713) 757-2131


                                       October 28, 1991


FEDERAL EXPRESS

Union Pacific Fuels, Inc.
801 Cherry Street
P.O. Box 7
Fort Worth, TX 76101
Attn: Mark Borer

Re:      Amendment to Firm Transportation
         Agreement Dated December 15, 1989


Dear Mark:

Reference is made to that certain Gas Transportation Agreement ("Agreement") dated December 15, 1989 by and between Kern River Gas Transmission Company, a Texas partnership ("Kern River") and Union Pacific Fuels, Inc., a Delaware Corporation, ("Union Pacific").

WHEREAS, Kern River and Union Pacific desire (i) to amend the existing quality specifications to match the Southern California Gas Company gas quality specifications (ii) to reflect new blending procedures; and

NOW, THEREFORE, in consideration of the premises and mutual agreements herein contained Kern River and Union Pacific agree as follows:

Effective as of November 1, 1991:

1. A new definition to Article I - DEFINITIONS is added as follows: " 1.31 "Composite Gas Stream" shall mean the composite of all Gas receipts and/or nominations from all Shippers for transportation by Kern River. Composite Gas Stream shall be the theoretical gas stream that will result from the combination of all gas receipts from all Shippers as determined by a computer model that utilizes analytical and flow data generated at each of the Receipt Points. The computer model determines what the Composite Gas Stream composition will be on a feed forward basis."

2. Article V - QUALITY is deleted in its entirety and substituted therefore shall be the attached Article V.

Except as amended herein, all terms and provisions of the Agreement shall remain in full force and effect as written.

Mr. Mark Borer
October 28, 1991
Page Two

If the foregoing is in accordance with your understanding of our agreement, please so indicate by signing and returning to my attention all originals of this letter. Upon Kern River's execution an original will be forwarded to you for your files.

Should you have any questions, please do not hesitate in contacting me at (713) 757-5701.

                              Very truly yours,
                              KERN RIVER GAS TRANSMISSION COMPANY

                              /s/ Tony Rabago
                              -------------------
                              Tony Rabago
                              Account Manager
                              Transportation Services

ACCEPTED AND AGREED TO:                ACCEPTED AND AGREED TO:

UNION PACIFIC FUELS, INC.              KERN RIVER GAS TRANSMISSION COMPANY

/s/ Mark A. Borer                      /s/ E. J. Holm
--------------------------             --------------------------
By: Mark A. Borer                      By: E. J. Holm
    Attorney-In-Fact                       President
                                           Kern River Corporation


                                       /s/ Cuba Wadlington
                                       ---------------------------
                                       By: Cuba Wadlington
                                           Vice President & General Manager
                                           Williams Western Pipeline Company

                            UNION PACIFIC FUELS, INC.

                               ARTICLE V - QUALITY

5.       QUALITY

     5.1 Gas Quality at Delivery Point(s): The Gas delivered by Transporter for Shipper at the Delivery Point(s):


          (a) shall be merchantable Natural Gas commercially free from objectionable odors, solid matter, dust, gums, and gum forming constituents, or any other substance which interferes with its intended purpose, or causes interference with the proper and safe operation of the lines, meters, regulators, or other appliances through which it may flow,

          (b)  shall contain not more than seven (7) pounds/MMcf of water;

          (c) shall contain no hydrocarbons in liquid form at the temperature and pressure at which the Gas is delivered at the Delivery Point;

          (d) shall not exceed a hydrocarbon dewpoint in excess of fifteen degrees (15 degrees) Fahrenheit at pressures up to 800 psig;

          (e)  shall contain not more than 0.2% by volume of oxygen;

          (f) shall contain not more than 3.0% by volume of carbon dioxide or nitrogen;

          (g) shall contain not more than a combined total of 4.0% by volume of inerts, including carbon dioxide, nitrogen, oxygen and any other inert compound;

          (h) shall contain not more than 0.25 grain of hydrogen sulfide per 100 Cubic Feet of Gas (the gas shall not contain any entrained hydrogen sulfide treatment chemical (solvent) or its by-products);

          (i) shall contain not more than 0.3 grains of mercaptan sulfur per 100 Cubic Feet of Gas;

          (j) shall contain not more than 0.75 grains of total sulfur per 100 Cubic Feet of Gas;

          (k) shall not contain any toxic or hazardous substance, in concentrations which, in the normal use of the Gas, results in an unacceptable risk to health, is injurious to pipeline facilities, is a limit to merchantability or contrary to applicable governmental standards;

          (l)  shall have a minimum total heating value of not less than nine hundred seventy (970) Btu's per Cubic Foot of Gas on a dry basis;

          (m)  shall have a temperature of not less than forty degrees
               (40 degrees) Fahrenheit, and not more than one hundred twenty degrees (120 degrees) Fahrenheit.

     5.2  Gas Quality at Receipt Point(s):

          Gas nominated or delivered by Shipper to Transporter at the Receipt Point(s) for Transportation shall comport with the requirements set forth in Section 5.1 herein, or be subject to rejection and non-acceptance by Transporter pursuant to Section 5.5 (with the exception of the Gas blending rights contained in Section 5.3).

     5.3 Gas Blending Rights: Notwithstanding Section 5.2, if the Composite Gas Stream contains less than ninety-five (95)% of the maximum allowable concentrations of hydrogen sulfide (5.1(h)), mercaptan sulfur (5.1(i)), total sulfur (5.1(j)), nitrogen or carbon dioxide (5.1(f)), or total inerts (5.1(g)), then Transporter shall allow reduced restrictions on said Gas components as described below and Shipper may tender, at any Receipt Point, Gas which contains not more than:

          (a) One (1) grain of hydrogen sulfide per 100 Cubic Feet of Gas, subject to the condition that the volume weighted average hydrogen sulfide content of the Composite Gas Stream does not exceed 0.25 grain per 100 Cubic Feet of Gas; and

          (b) Ten (10) grains of total sulfur per 100 Cubic Feet of Gas, provided that the volume weighted average total sulfur content of the Composite Gas Stream does not exceed 0.75 grain per 100 Cubic Feet of Gas; and

          (c) Five (5) grains of mercaptan sulfur per 100 Cubic Feet of Gas, subject to the condition that the volume weighted average mercaptan sulfur content of the Composite Gas Stream does not exceed 0.30 grain per 100 Cubic Feet of Gas; and

          (d) Four percent (40%) by volume of carbon dioxide, subject to the condition that the volume weighted average carbon dioxide content of the Composite Gas Stream does not exceed three percent (3.0%), subject to Section 5.3(e) below; and

          (e) Six percent (6.0%) by volume of nitrogen subject to the condition that the volume weighted average nitrogen content of the Composite Gas Stream shall not exceed three percent (3.0%), subject to Section 5.3(f) below; and

          (f) Six percent (6.0%) by volume of inerts, subject to the condition that the volume weighted average total inerts of the Composite Gas Stream shall not exceed four percent (4.0%).

     5.4  Quality Tests:

          (a) Location of Tests. The quality of the Gas received and delivered by Transporter hereunder shall be determined by tests which Transporter shall cause to be made at each Receipt Point and other locations along its system.

          (b) Specification for Tests. Transporter shall determine the Total Heating Value of Gas and its component analysis at least once each Month in accordance with the Gas Measurement Committee Report No. 3 prepared by the Gas Measurement Committee of the American Gas Association, dated September 1985 or any subsequent revisions (AGA-3). Such determination shall be made using either an on-line chromatograph or by chromatographic analysis of a representative sample of Gas taken with a continuous flow proportional sampler. Chromatography shall be performed in accordance with Gas Processors Association (GPA) publications 2261-86 and 2286-86 or any subsequent revisions. The values of the physical constants for the Gas components shall be determined by the use of the physical constants listed in Table 5 of AGA-3. For components of the Gas not listed in said Table 5, GPA publication 2145-88 or any subsequent revision shall be used.

          (c) Non-Hydrocarbon Tests. Tests shall be made to determine the total sulfur, hydrogen sulfide, mercaptans, carbon dioxide, nitrogen and oxygen content of the Gas, and the hydrocarbon dew point and water vapor content of such Gas by approved standard methods in general use in the gas industry. Tests shall be made frequently enough to assure that the Gas continuously conforms to the quality requirements.

     5.5  Failure to Conform:

          (a) If the Gas offered for Transportation by Shipper shall fail at any time to conform to any of the specifications set forth in
               Section 5.2, then Transporter shall have the right, upon written (including by telecopy) or oral notice to Shipper to be followed by written notice, to immediately refuse to accept all or any portion of such Gas.

          (b) Notwithstanding the foregoing, however, in the event the provisions of Section 5.3 are in effect, the following procedures shall apply:

               (i) When the calculated quality of the Composite Gas Stream approaches 90% of the allowable maximums for those Gas components whose specifications are subject to blending, then Transporter shall notify all Shippers whose Gas does not conform with Section 5.1.

               (ii) When the calculated quality of the Composite Gas Stream equals or exceeds 95% of the allowable maximums for those Gas components whose specifications are subject to blending, Transporter shall immediately notify all Shippers whose Gas does not conform, that Transporter will commence curtailing receipt of their Gas in the following manner:

                    1) Transporter shall determine which Gas nominations or receipts do not conform with Section 5.1. For each Shipper, whose Gas nominations or deliveries to Transporter do not conform with

                         Section 5.1, Transporter shall identify the quantity of the Gas component that is in excess of the limits set forth in Section 5.1, compute a total thereof for all such Shippers, and calculate the percentage of said total for each such Shipper.

                    2) The calculated percentage shall be used to determine the quantity of non-conforming component that each of the non-conforming Shippers must eliminate from its Gas nominations and/or receipts, in order to bring said Composite Gas Stream back to within 93%, of the quality specification described in Section 5.1. The required reduction of the non-conforming component, as well as the newly calculated maximum allowable concentration of the non-conforming component in Shipper's Gas deliveries to Transporter, shall be communicated to each of the non-conforming Shippers.

                    3) Shipper shall reduce the non-conforming component to the maximum allowable concentration in 5.5(b)(ii)(2) above by either replacing nominated or existing Gas deliveries to Transporter with Gas containing less of the non-conforming component or by reducing nominations or deliveries of non-conforming Gas until, inclusive of the reductions of non-conforming components similarly required of any other non-conforming Shippers, the Composite Gas Stream is again calculated not to exceed 93% of the requirements of Section 5.1 herein.

                    4) Should Shipper fail to take adequate corrective action to comply with Transporter's requirements, Transporter shall have the right to curtail certain receipts from Shipper as described in Section 5.5(a) above and it shall be relieved of its obligations hereunder to the extent of rightful suspension for the duration of such time as the Gas does not meet such specifications, provided, however, that Transporter shall not apply the provisions of this Section 5.5 to Shipper in a manner less favorable than Transporter applies the same or similar provisions to other shippers, and provided further that Transporter shall not apply the provisions of this Section 5.5 to Shipper so long as the aggregate of all Gas tendered to Transporter by Shipper at all Receipt Points complies with the quality specifications of Section
                         5.2 herein.

          (c) Continuation of Obligation to Pay: In the event Transporter refuses to accept Gas tendered by Shipper because such Gas does not conform to the specifications set forth herein, Shipper shall within a reasonable time make a diligent effort to correct such failure by treatment or dehydration consistent with prudent operations and by means which are economically feasible in Shipper's opinion so as to deliver Gas conforming to the above specifications. Shipper shall not be relieved of its obligation to pay any Monthly Demand Charge provided for in Shipper's Transportation Service Agreement during the time such Gas does not conform to the specifications set forth herein.


          (d) Transporter shall deliver to Shipper Gas which conforms to the quality specifications of Section 5.1 herein. If Transporter fails to deliver gas which conforms to such quality specifications, then the Monthly Demand Charge Amount for the Month in which such failure occurs shall be reduced by an amount calculated by multiplying each Mcf of non-conforming Gas tendered but not delivered by Transporter to Shipper by an amount equal to the applicable Monthly Reservation Rate divided by the number of days in such Month, provided however, that if during the Month of Transporter's non-conforming deliveries, Transporter receives from Shipper Gas which does not conform to the quality specifications of this Article V, all non-conforming volumes received by Transporter from Shipper during such Month shall be subtracted from the volumes of non-conforming deliveries by Transporter to Shipper before the amount of the reduction to the Monthly Demand Charge Amount is calculated.

  [LETTERHEAD OF KERN RIVER]                          1010 Milam Street
                                                      P.O. Box 2511
                                                      Houston, Texas 77252-2511
                                                      (713) 757-2131

FEDERAL EXPRESS


                                January 23, 1992


Union Pacific Fuels, Inc.
801 Cherry Street
P. 0. Box 7
Fort Worth, TX 76101
Attn: Mark Borer

Re:      Amendment to Firm Transportation
         Agreement Dated December 15, 1989


Dear Mark:

Reference is made to that certain Gas Transportation Agreement ("Agreement") dated December 15, 1989 by and between Kern River Gas Transmission Company, a Texas partnership ("Kern River") and Union Pacific Fuels, Inc., a Delaware Corporation, ("Union Pacific").

WHEREAS, Kern River and Union Pacific desire (i) to amend the existing Exhibit "A" Receipt Points to provide Union Pacific reduced operating pressures and plant pipeline connections at Receipt Points 5, 6 and 7 of the attached Exhibit "A" as a result of Kern River's addition of the Anschutz and E. Painter compression and related facilities and (ii) to provide additional Delivery Points as noted on the attached Exhibit "B"; and

NOW, THEREFORE, in consideration of the premises and mutual agreements herein contained Kern River and Union Pacific agree as follows:

Effective as of February 11th, 1992:

Exhibit "A" and "B" are deleted in their entirety and substituted therefore shall be the attached Exhibit "A" and "B".

Except as amended herein, all terms and provisions of the Agreement shall remain in full force and effect as written.

If the foregoing is in accordance with your understanding of our agreement, please so indicate by signing and returning to my attention all originals of this letter. Upon Kern River's execution an original will be forwarded to you for your files.

Mr. Mark Borer
January 23, 1992
Page Two

Should you have any questions, please do not hesitate in contacting me at (713) 757-5701.

                             Very truly yours,

                             KERN RIVER GAS TRANSMISSION COMPANY

                             /s/ Tony Rabago

                             Tony Rabago
                             Account Manager
                             Transportation Services

ACCEPTED AND AGREED TO:                 ACCEPTED AND AGREED TO:

UNION PACIFIC FUELS, INC.               KERN RIVER GAS TRANSMISSION
                                          COMPANY
/s/ Mark A. Borer
----------------                        /s/ E.J. Holm
By:                                     ---------------------------
                                        E.J. Holm
                                        President
                                        Kern River Corporation


                                        /s/ Cuba Wadlington
                                        ---------------------------
                                        Cuba Wadlington
                                        Vice President & General Manager
                                        Williams Western Pipeline Company

                                 AMENDMENT TO
                                  EXHIBIT "A"
                 of the Firm Transportation Service Agreement
                                   between
              KERN RIVER GAS TRANSMISSION COMPANY (Transporter)
                        and UNION PACIFIC FUELS, INC.
                           Date: December 15, 1989

                                RECEIPT POINTS

                                                   Maximum
                                                   Receipt
                                 Transporter's     Pressure     Maximum
Description                      Meter Number      p.s.i.g.     Receipt Volumes
(Note 1)                         (Note 2)          (Note 4)     MCF Per Day
-----------                      -------------     --------     ---------------

Upstream of Muddy Creek:
1. Opal Gas Plant                    1-4001          TBD           35,000
2. Colorado Interstate Gas (CIG)     1-4008          TBD           20,000
3. Northwest Pipeline                1-4002          TBD           30,000
4. Overland Trail Transmission       TBD             TBD           15,000
   (Note 3)

Downstream of Muddy Creek:
5. Painter NGL/NRU                   1-4005          900           10,000
6. Anschutz Ranch East               1-4006        1,050           10,000
7. Whitney Canyon/
   Canyon Creek Compression          1-4004          900            5,000
8. Questar Pipeline                  1-4007        1,212           55,000

Notes:
(1) During periods of time when Transporter's other firm shippers are nominating and utilizing their full allocated portion of their MDQ for all Receipt Points on the upstream side of the Transporter's Muddy Creek Compressor and such volumes exceed the Muddy Creek Compressor's capacity from time to time, Shipper's total Firm Service rights for capacity at Receipt Points upstream of Transporter's Muddy Creek Compressor under this Agreement with Transporter shall be limited to 50 MMCFD for such combined Receipt Points. During periods of time when Transporter's firm shippers are not nominating and utilizing their full allocated portion of their MDQ upstream of Muddy Creek, Shipper shall be entitled to utilize as Firm Service receipt volumes upstream of Muddy Creek up to a maximum receipt volumes of 100 MMCFD. Shipper will have the right to reallocate, upon three
     (3) business days notice pursuant to Section 15.1, the maximum receipt volumes upstream of Muddy Creek among the Opal, CIG, Northwest Pipeline Receipt Point(s), and any other new Receipt Points upstream of Muddy Creek which Shipper requests Transporter to install in accordance with Section
     6.1.1. Receipt Points 5. through 8. are to be located downstream of the Kern River's Muddy Creek Compressor Station. In the event of a curtailment of Firm Service on the inlet side of Transporter's Muddy Creek Compressor, Transporter shall use 50 MMCFD as the base to determine Shipper's pro rata portion under Section 14.1(c) of this Agreement.
(2) Transporter will accept Shipper's gas at the inlet side of Transporter's meter.
(3) Pipeline connection to be mutually determined sometime after the Kern River in-service date. All connection and related costs including tap, side valve and meter are to be paid by the Shipper. Prior to in-service of Receipt Point 4 the Shipper can nominate on as available firm service basis up to an additional 20 MMCF per day at Receipt Point 3, subject to Note (1).
(4) The Maximum Receipt Pressures shall be based upon the maximum delivery pressure requirements, if any, under the various interconnect agreements between the transporter and upstream transporters at Receipt Points 2, 3, and 4 and the plant operator at Receipt Point 1.
TBD  To be determined.

                                 AMENDMENT TO
                                 EXHIBIT "B"
                 of the Firm Transportation Service Agreement
                                   between
              KERN RIVER GAS TRANSMISSION COMPANY (Transporter)
                        and UNION PACIFIC FUELS, INC.
                           Date: December 15, 1989


                               DELIVERY POINTS


                                                     Maximum   Maximum Delivery
                                                     Delivery  Volume
Description                           Transporter's  Pressure  MCF Per Day
(Note 1)                              Meter Number   p.s.i.g   (Note 2)
--------                              ------------   -------   --------

1. Interconnection of Transporter's       2-5011     TBD        89,000
   System and Southern California
   Gas Company at SoCal Gas line 225
   Wheeler Ridge

2. China Grade                            2-5006     450         9,100

3. Boron                                  2-5002     650        11,000

4. Coolwater Station                      2-5001     775            TBD

5. Apex                                   2-4002     450            TBD

TBD - To be determined.

Note:
(1) Receipt Points w, 3, 4 and 5 will not be available until after the Kern River in-service date.

(2) The Maximum Delivery Volume for all Delivery Points in the aggregate shall not exceed 109.1 MMcf per day unless otherwise agreed to by Kern River. However, the aggregate actual delivery volumes shall not exceed the Shipper's MDQ.

                            [LETTERHED OF KERN RIVER]


                                 April 22, 1992


VIA TELECOPY

Mr. Rob Lindsey
Union Pacific Fuels, Inc.
801 Cherry Street
Fort Worth, TX 76101

Re:      Transportation Service Agreement


1. Kern River agrees to withdraw its February 26, 1992 and March 23, 1992 notices of the Commencement Date and not provide a Commencement Date prior to May 1, 1992, provided however, the February 26, 1992 Notice of Commencement Date shall continue to be effective for purposes of the termination right contained in paragraph 3 of the November 2, 1990 letter agreement between Kern River and Union Pacific, but nothing else contained herein shall alter or change the obligations and rights of Kern River and Union Pacific under such letter agreement. Kern River shall provide Union Pacific Fuels at least four (4) business days advance notification of the Second Notice of Commencement Date.

2. Union Pacific Fuels will not hold Kern River liable for any reliance on the February 26, 1992 and March 23, 1992 notices, for any failure by Kern River to provide firm service or for any failure by Kern River to deliver gas that does not meet the quality specification in Section 5.1 (b) contained in Union Pacific Fuel's firm transportation agreement or any matters related thereto. Nothing contained herein shall require UPFI to indemnify Kern for any claims asserted against it with respect to the foregoing matters, provided however, UPFI will indemnify Kern River for any claims asserted against Kern River by any affiliate or subsidiary of UPFI with respect to the foregoing matters.

3. Nothing contained in paragraph 2 above shall be considered a waiver of any rights that Union Pacific Fuels may have after Kern River provides the Second Notice of Commencement Date for any failure by Kern River from and after such date to (i) provide firm service, or (ii) to deliver gas that does not meet the quality specifications in Section 5.1(b) of Union Pacific Fuel's firm transportation agreement.

4. Prior to the Commencement Date set forth in the Second Notice of Commencement Date, Kern River agrees to operate under Section 3.2 of Union Pacific's firm transportation agreement to provide service on a best effort basis, to charge a volumetric charge equal to the Authorized Overrun Rate and to maintain priority of service equal to all other firm shippers.

Rob Lindsey
April 22, 1992
Page Two

     Prior to the Commencement Date set forth in the Second Notice of Commencement Date, gas tendered by the Shipper and received but not accepted by SoCalGas due to excess water vapor content will be treated as an imbalance volume.

5. Subject to Kern's ability to receive such volumes, Union Pacific will provide on a reasonable efforts basis at the firm transportation agreement receipt points, 50 MMCFD per day of gas for transportation effective April 1, 1992 and continuing through Commencement Date.

6. Kern River agrees to provide at its expense a receipt point tie-in and connection for Union Pacific's proposed 12 inch or 16 inch Overland Trail Pipeline and measurement facilities capable of receiving 15 MMCF per day of gas, provided, however, Union Pacific Fuels may at its expense, upgrade the receipt point measurement facilities to enable such point to accommodate volumes in excess of 15 MMCF per day.

7. This Agreement contains proprietary and confidential information. Union Pacific and Kern agree to keep this Agreement and the terms of this Agreement confidential. Disclosure by either party may cause the other party substantial economic damage; however, neither party shall be held liable for the disclosure of any information contained herein, as required by any governmental authority or agencies.


UNION PACIFIC FUELS, INC.               KERN RIVER GAS TRANSMISSION COMPANY

/s/ Mark A. Borer                       /s/ E.J. Holm
--------------------------              --------------------
Title: Attorney-In-Fact                 E.J. Holm
                                        President

 [LETTERHEAD OF KERN RIVER]                       1010 Milam Street
                                                  P.O. Box 2511
                                                  Houston, Texas 77252-2511
                                                  (713) 757-2131

                                  June 23, 1992

Union Pacific Fuels, Inc.
801 Cherry Street
P.O. Box 7
Fort Worth, TX  76101
Attn: Rob Lindsey

Re:      Amendment to Firm Transportation Agreement
         Dated December 15, 1989, as Amended


Dear Rob:

Reference is made to that certain Gas Transportation Agreement ("Agreement") dated December 15, 1989, by and between Kern River Gas Transmission Company, a Texas partnership ("Kern River") and Union Pacific Fuels, Inc., a Delaware Corporation, ("Union Pacific"), as amended.

WHEREAS, Kern River and Union Pacific ("Parties") amended Exhibit "A" and "B" of the referenced Agreement which was effective on February 11, 1992; and

WHEREAS, be Parties desire to amend Exhibit "B" of such Agreement to reflect the requirements of the Parties; and

NOW, THEREFORE, in consideration of the premises and mutual agreements herein contained, Kern River and Union Pacific agree as follows:

Effective as of February 15, 1992

1. Exhibit "B" of the referenced Agreement is deleted in its entirety and replaced with Exhibit "B" attached hereto.

2. Failure to have Receipt Point 4 of Exhibit "A" of the referenced Agreement and Delivery Points 2, 3, 4 and 5 of Exhibit "B" attached hereto in service on May 1, 1992 shall not affect the Commencement Date of the referenced agreement for the purpose of (i) Union Pacific's waiver of termination rights as set forth in the February 6, 1992 Agreement between the parties; or (ii) the definition of Commencement Date under Section 1.5 of the Agreement.

3. In order to provide Union Pacific flexibility until some of its end users are ready to take gas, Union Pacific shall have a maximum delivery volume per day at Delivery Point I of 89,000 Mcf per day until August 1, 1992.

Mr. Rob Lindsey
June 23, 1992
Page Two

Except as amended herein, all terms and provisions of the Agreement shall remain in full force and effect as written.

If the foregoing is in accordance with your understanding of our agreement, please so indicate by signing and returning to my attention all originals of this letter. Upon Kern River's execution, an original will be forwarded to you for your files.

                             Sincerely,

                             /s/ Tony Rabago
                             -----------------------
                             Tony Rabago
                             Account Manager
                             Transportation Services

ACCEPTED AND AGREED TO:               ACCEPTED AND AGREED TO:

UNION PACIFIC FUELS, INC.             KERN RIVER GAS TRANSMISSION COMPANY


By: /s/ Mark A. Borer                 By:  /s/ E. J. Holm
    ------------------                     ----------------------------------
    By: Vice President                      E. J. Holm
                                            President, Kern River Corporation


                                      By: /s/ Cuba Wadlington, Jr.
                                          -----------------------------------
                                          Cuba Wadlington, Jr.
                                          Vice President & General Manager
                                          Williams Western Pipeline Company

                           EFFECTIVE FEBRUARY 15, 1992

                                  AMENDMENT TO
                                   EXHIBIT "B"
                  of the Firm Transportation Service Agreement
                                     between
                KERN RIVER GAS TRANSMISSION COMPANY (Transporter)
                          and UNION PACIFIC FUELS, INC.
                             Date: December 15, 1989

                                DELIVERY POINTS

                                                                    Maximum
                                                         Maximum    Delivery
                                                         Delivery    Volume
                                           Transporter's Pressure  MCF Per Day
Description                                Meter Number  p.s.i.g     (Note 2)
-----------                                ------------  -------     --------

     1.    Interconnection of Transporter's   2-5011     TBD         84,000
           System and Southern California
           Gas Company at SoCalGas line 225
           Wheeler Ridge

     2.    China Grade                        2-5006     450         15,600
     3.    Boron                              2-5002     650         11,000
     4.    Coolwater Station                  2-5001     775         Note 1
     5.    Apex                               2-4002     450         Note 1

TBD - To be determined

Notes:

(1) Delivery Points 4 and 5 can be utilized only to the extent capacity is available at those points. To the extent Shipper reduces deliveries to Delivery Point 1, within the Maximum Delivery Volume limits, Shipper may make pursuant to Section 15.3 of the Agreement a corresponding delivery at Delivery Points 4 and 5 equal to the reduced volume at Delivery Point 1, provided however, the total volume at Delivery Points 4 and 5 shall not exceed 40,000 MCF per day. Any future FERC filings relating to the establishment of alternate delivery points for all firm shippers shall not alter the rights of Shipper under Section 15.3 provided however, to the extent Transporter makes such FERC filings Shipper's rights at Delivery Points 4 and 5 shall be equal to the rights given to all firm shippers at such alternate points.

(2) The Maximum Delivery Volume for all Delivery Points in the aggregate shall not exceed 110.6 MMCF per day. The aggregate actual delivery volumes shall not exceed the Shipper's MDQ.

                                                        Initial for ID Purposes
                                                        Transporter____________
                                                        Shipper    ____________

                                 THIRD AMENDED
                                  EXHIBIT "A"
                        of the Transportation Agreement
                                    between
                KERN RIVER GAS TRANSMISSION COMPANY (Transporter)
                    and UNION PACIFIC FUELS, INC. (Shipper)
                            Date: December 15, 1989

                                 RECEIPT POINTS

                                                     Maximum
                                                     Receipt
                                      Transporter's  Pressure  Maximum
Description                           Meter Number   p.s.i.g.  Receipt Volumes
(Note 1)                              (Note 2)       (Note4)   Mcf Per Day
-----------                           -------------  --------  -----------

Upstream of Muddy Creek:
1. Opal Gas Plant                       1-4001          TBD       35,000
2. Colorado Interstate Gas (CIG)        1-4008          TBD       20,000
3. Northwest Pipeline                   1-4002          TBD       30,000
4. Overland Trail Transmission          TBD             TBD       15,000
   (Note 3)

Downstream of Muddy Creek:
5. Painter NGL/NRU                      1-4005          900       10,000
6. Anschutz Ranch East                  1-4006        1,050       10,000
7. Whitney Canyon/
   Canyon Creek Compression             1-4004          900       10,000
                                                                  ------
8. Questar Pipeline                     1-4007        1,212       50,000
                                                                  ------

Notes:
(1) During periods of time when Transporter's other firm shippers are nominating and utilizing their full allocated portion of their MDQ for all Receipt Points on the upstream side of the Transporter's Muddy Creek Compressor and such volumes exceed the Muddy Creek Compressor's capacity from time to time, Shipper's total Firm Service rights for capacity at Receipt Points upstream of Transporter's Muddy Creek Compressor under this Agreement with Transporter shall be limited to 50 MMCFD for such combined Receipt Points. During periods of time when Transporter's firm shippers are not nominating and utilizing their full allocatad portion of their MDQ upstream of Muddy Creek, Shipper shall be entitled to utilize as Firm Service receipt volumes upstream of Muddy Creek up to a maximum receipt volumes of 100 MMCFD. Shipper will have the right to reallocate, upon three (3) business days notice pursuant to Section 15.1, the maximum receipt volumes upstream of Muddy Creek among the Opal, CIG, Northwest

       Pipeline Receipt Point(s), and any other new Receipt Points upstream of Muddy Creek which Shipper requests Transporter to install in accordance with Section 6.1.1. Receipt Points 5. through 8. are to be located downstream of the Kern River's Muddy Creek Compressor Station. In the event of a curtailment of Firm Service on the inlet side of Transporter's Muddy Creek Compressor, Transporter shall use 50 MMCFD as the base to determine Shipper's pro rata portion under Section 14. 1 (c) of this Agreement.
(2) Transporter will accept Shipper's gas at the inlet side of Transporter's meter.
(3) Pipeline connection to be mutually determined sometime after the Kern River in-service date. All connection and related costs including tap, side valve and meter are to be paid by the Shipper. Prior to in-service of Receipt Point 4 the Shipper can nominate on as available firm service basis up to an additional 20 MMCF per day at Receipt Point 3, subject to Note (1).
(4) The Maximum Receipt Pressures shall be based upon the maximum delivery pressure requirements, if any, under the various interconnect agreements between the transporter and upstream transporters at Receipt Points 2, 3 and 4 and the plant operator at Receipt Point 1.

TBD To be determined.

                                                        Initial for ID Purposes
                                                        Transporter____________
                                                        Shipper    ____________

                                 THIRD AMENDED
                                  EXHIBIT "B"
                        of the Transportation Agreement
                                    between
               KERN RIVER GAS TRANSMISSION COMPANY (Transporter)
                    and UNION PACIFIC FUELS, INC. (Shipper)
                            Date: December 15, 1989

                                DELIVERY POINTS

                                                     Maximum   Maximum Delivery
                                                     Delivery  Volume
                                      Transporter's  Pressure  MCF Per Day
Description                           Meter Number   p.s.i.g.  (Note 2)
-----------                           -------------  --------  -----------

1. Interconnection of Transporter's       2-5011     TBD          75,000
   System and Southern California
   Gas Company at SoCal Gas line 225
   Wheeler Ridge

2. China Grade                            2-5006     450          15,600

3. Boron                                  2-5002     650          11,000

4. Coolwater Station                      2-5001     775           Note 1

5. Apex                                   2-4002     450           Note 1

6. Kern Front                             2-5010     400           Note 3

7. S. Midway                              2-5012     400           Note 3

8. McKittrick                             2-5019     400           Note 3

TBD - To be determined.

Notes:
(1) Delivery Points 4 and 5 can be utilized only to the extent capacity is available at those points. To the extent Shipper reduces deliveries to Delivery Point 1, within the Maximum Delivery Volume limits, Shipper may make pursuant to Section 15.3 of the Agreement a corresponding delivery at Delivery Points 4 and 5 equal to the reduced volume at Delivery Point 1, provided however, the total volume at Delivery Points 4 and 5 shall not exceed 40,000 MCF per day. Any future FERC filings relating to the establishment of alternate delivery points for all firm shippers shall not alter the rights of Shipper under Section 15.3 provided however, to the extent Transporter makes such FERC filings Shipper's rights at

       Delivery Points 4 and 5 shall be equal to the rights given to all firm shippers at such alternate points.

(2) The Maximum Delivery Volume for all Delivery Points in the aggregate shall not exceed 110.6 MMCF per day. The aggregate actual delivery volumes shall not exceed the Shipper's MDQ.

(3) The Shipper's utilization of 9,000 MCF per day between Delivery Points 6, 7, and 8 is subject to the availability of firm capacity at such points.

                                                        Initial for ID Purposes
                                                        Transporter ___________
                                                        Shipper     ___________

                           EFFECTIVE OCTOBER 1, 1992
                                 FOURTH AMENDED
                                   EXHIBIT "A"
                        of the Transportation Agreement
                                    between
               KERN RIVER GAS TRANSMISSION COMPANY (Transporter)
                     and UNION PACIFIC FUELS, INC. (Shipper)
                             Date: December 15, 1989

                                 RECEIPT POINTS
                                                     Maximum
                                                     Receipt
                                      Transporter's  Pressure  Maximum
Description                           Meter Number   p.s.i.g   Receipt Volumes
(Note 1)                              (Note 2)       (Note 4)  Mcf Per Day
-----------                           -------------  --------  -----------

Upstream of Muddy Creek:
1. Opal Gas Plant                        1-4001          TBD      35,000
2. Colorado Interstate Gas (CIG)         1-4008          TBD      20,000
3. Northwest Pipeline                    1-4002          TBD      30,000
4. Overland Trail Transmission           TBD             TBD      15,000
   (Note 3)

Downstream of Muddy Creek:
5. Painter NGL/NRU                       1-4005          900      10,000
6. Anschutz Ranch East                   1-4006        1,050      10,000
7. Whitney Canyon/
   Canyon Creek Compression              1-4004          900      20,000
                                                                  ------
8. Questar Pipeline                      1-4007        1,212      40,000
                                                                  ------

Notes:
(1) During periods of time when Transporter's other firm shippers are nominating and utilizing their full allocated portion of their MDQ for all Receipt Points on the upstream side of the Transporter's Muddy Creek Compressor and such volumes exceed the Muddy Creek Compressor's capacity from time to time, Shipper's total Firm Service rights for capacity at Receipt Points upstream of Transporter's Muddy Creek Compressor under this Agreement with Transporter shall be limited to 50 MMCFD for such combined Receipt Points. During periods of time when Transporter's firm shippers are not nominating and utilizing their full allocated portion of their MDQ upstream of Muddy Creek, Shipper shall be entitled to utilize as Firm Service receipt volumes upstream of Muddy Creek up to a maximum receipt volumes of 100 MMCFD. Shipper will have the right to reallocate, upon three (3) business days notice pursuant to Section 15.1, the maximum receipt volumes upstream of Muddy Creek among the Opal, CIG, Northwest

       Pipeline Receipt Point(s), and any other new Receipt Points upstream of Muddy Creek which Shipper requests Transporter to install in accordance with Section 6.1.1. Receipt Points 5. through 8. are to be located downstream of the Kern River's Muddy Creek Compressor Station. In the event of a curtailment of Firm Service on the inlet side of Transporter's Muddy Creek Compressor, Transporter shall use 50 MMCFD as the base to determine Shipper's pro rata portion under Section 14.1 (c) of this Agreement.
(2) Transporter will accept Shipper's gas at the inlet side of Transporter's meter.
(3) Pipeline connection to be mutually determined sometime after the Kern River in-service date. All connection and related costs including tap side valve and meter are to be paid by the Shipper. Prior to in-service of Receipt Point 4 the Shipper can nominate on as available firm service basis up to an additional 20 MMCF per day at Receipt Point 3, subject to Note (1).
(4) The Maximum Receipt Pressures shall be based upon the maximum delivery pressure requirements, if any, under the various interconnect agreements between the transporter and upstream transporters at Receipt Points 2, 3, and 4 and the plant operator at Receipt Point 1.
TBD    To be determined.

                                                        Initial for ID Purposes
                                                        Transporter ___________
                                                        Shipper     ___________


                           EFFECTIVE OCTOBER 1, 1992
                                 FOURTH AMENDED
                                  EXHIBIT "B"
                        of the Transportation Agreement
                                    between
               KERN RIVER GAS TRANSMISSION COMPANY (Transporter)
                     and UNION PACIFIC FUELS, INC. (Shipper)
                            Date: December 15, 1989

                                DELIVERY POINTS


                                                     Maximum   Maximum Delivery
                                                     Delivery  Volume
                                      Transporter's  Pressure  MCF Per Day
Description                           Meter Number   p.s.i.g.  (Note 2)
-----------                           -------------  --------  -----------

1. Interconnection of Transporter's      2-5011         TBD      75,000
   System and Southern California
   Gas Company at SoCal Gas line 225
   WheelerRidge

2. China Grade                           2-5006         450      15,600
3. Boron                                 2-5002         650      11,000
4. Coolwater Station                     2-5001         775        Note 1
5. Apex                                  2-4002         450        Note 1
6. Kern Front                            2-5010         400        Note 3
7. S. Midway                             2-5012         400        Note 3
8. McKittrick                            2-5019         400        Note 3

TBD - To be determined.

Notes:

(1) Delivery Points 4 and 5 can be utilized only to the extent capacity is available at those points. To the extent Shipper reduces deliveries to Delivery Point 1, within the Maximum Delivery Volume limits, Shipper may make pursuant to Section 15.3 of the Agreement a corresponding delivery at Delivery Points 4 and 5 equal to the reduced volume at Delivery Point 1, provided however, the total volume at Delivery Points 4 and 5 shall not exceed 40,000 MCF per day. Any future FERC filings relating to the establishment of alternate delivery points for all firm shippers shall not alter the right of Shipper under Section 15.3 provided however, to the extent Transporter makes such FERC filings Shipper's rights at Delivery Points 4 and 5 shall be equal to the rights given to all firm shippers at such alternate points.


(2) The Maximum Delivery Volume for all Delivery Points in the aggregate shall not exceed 110.6 MMCF per day. The aggregate actual delivery volumes shall not exceed the Shipper's MDQ.

(3) The Shipper's utilization of 9,000 MCF per day between Delivery Points 6, 7, and 8 is subject to the availability of firm capacity at such points.

                                                         Initial for ID Purposes
                                                         Transporter ___________
                                                         Shipper     ___________


                           EFFECTIVE NOVEMBER 1, 1992
                                  FIFTH AMENDED
                                   EXHIBIT "A"
                         of the Transportation Agreement
                                     between
                KERN RIVER GAS TRANSMISSION COMPANY (Transporter)
                     and UNION PACIFIC FUELS, INC. (Shipper)
                             Date: December 15, 1989

                                 RECEIPT POINTS

                                                      Maximum
                                                      Receipt
                                       Transporter's  Pressure  Maximum
Description                            Meter Number   p.s.i.g   Receipt Volumes
(Note 1)                               (Note 2)       (Note 4)  Mcf Per Day
--------                               ------------   --------  -----------

Upstream of Muddy Creek:
1. Opal Gas Plant                          1-4001          TBD       35,000
2. Colorado Interstate Gas (CIG)           1-4008          TBD       20,000
3. Northwest Pipeline                      1-4002          TBD       30,000
4. Overland Trail Transmission             TBD             TBD       15,000
   (Note 3)

Downstream of Muddy Creek:
5. Painter NGL/NRU                         1-4005          900       10,000
6. Anschutz Ranch East                     1-4006        1,050       10,000
7. Whitney Canyon/
   Canyon Creek Compression                1-4004          900       20,000
8. Questar Pipeline                        1-4007        1,212       40,000

Notes:

(1) During periods of time when Transporter's other firm shippers are nominating and utilizing their full allocated portion of their MDQ for all Receipt Points on the upstream side of the Transporter's Muddy Creek Compressor and such volumes exceed the Muddy Creek Compressor's capacity from time to time, Shipper's total Firm Service rights for capacity at Receipt Points upstream of Transporter's Muddy Creek Compressor under this Agreement with Transporter shall be limited to 50 MMCFD for such combined Receipt Points. During periods of time when Transporter's firm shippers are not nominating and utilizing their full allocated portion of their MDQ upstream of Muddy Creek, Shipper shall be entitled to utilize as Firm Service receipt volumes upstream of Muddy Creek up to a maximum receipt volumes of 100 MMCFD. Shipper will have the right to reallocate, upon three
     (3) business days notice pursuant to Section 15.1, the maximum receipt volumes upstream of Muddy Creek among the Opal, CIG, Northwest Pipeline Receipt Point(s), and any other new Receipt Points upstream of Muddy Creek which Shipper requests Transporter to install in accordance with Section
     6.1.1. Receipt Points 5. through 8. are to be located downstream of the Kern River's Muddy Creek Compressor Station. In the event of a curtailment of Firm Service on the inlet side of Transporter's Muddy Creek Compressor, Transporter shall use 50 MMCFD as the base to determine Shipper's pro rata portion under Section 14.1(c) of this Agreement.
(2) Transporter will accept Shipper's gas at the inlet side of Transporter's meter.
(3) Pipeline connection to be mutually determined sometime after the Kern River in-service date. Prior to in-service of Receipt Point 4 the Shipper can nominate on as available firm service basis up to an additional 20 MMCF per day at Receipt Point 3, subject to Note (1).
(4) The Maximum Receipt Pressures shall be based upon the maximum delivery pressure requirements, if any, under the various interconnect agreements between the transporter and upstream transporters at Receipt Points 2, 3, and 4 and the plant operator at Receipt Point 1.

TBD To be determined.

                                                         Initial for ID Purposes
                                                         Transporter ___________
                                                         Shipper     ___________


                           EFFECTIVE NOVEMBER 1, 1992
                                  FIFTH AMENDED
                                   EXHIBIT "B"
                         of the Transportation Agreement
                                     between
                KERN RIVER GAS TRANSMISSION COMPANY (Transporter)
                     and UNION PACIFIC FUELS, INC. (Shipper)
                             Date: December 15, 1989

                                 DELIVERY POINTS

                                                      Maximum   Maximum Delivery
                                                      Delivery  Volume
                                       Transporter's  Pressure  MCF Per Day
Description                            Meter Number   p.s.i.g   (Note 2)
-----------                            ------------   -------   -----------

1. Interconnection of Transporter's       2-5011      TBD        75,000
   System and Southern California
   Gas Company at SoCal Gas line 225
   Wheeler Ridge

2. China Grade                            2-5006      450        15,600

3. Boron                                  2-5002      650        11,000

4. Coolwater Station                      2-5001      775           Note 1

5. Apex                                   2-4002      450           Note 1

6. Kern Front                             2-5010      400           Note 3

7. S. Midway                              2-5012      400           Note 3

8. McKittrick                             2-5019      400           Note 3

TBD - To be determined.

Notes:

(1) Delivery Points 4 and 5 can be utilized only to the extent capacity is available at those points. To the extent Shipper reduces deliveries to Delivery Point 1, within the Maximum Delivery Volume limits, Shipper may make pursuant to Section 15.3 of the Agreement a corresponding delivery at Delivery Points 4 and 5 equal to the reduced volume at Delivery Point 1, provided however, the total volume at Delivery Points 4 and 5 shall not exceed 40,000 MCF per day. Any future FERC filings relating to the establishment of alternate delivery points for all firm shippers shall not alter the rights of Shipper under Section 15.3 provided however, to the extent Transporter makes such FERC filings Shipper's rights at Delivery Points 4 and 5 shall be equal to the rights given to all firm shippers at such alternate points.
(2) The Maximum Delivery Volume for all Delivery Points in the aggregate shall not exceed 110.6 MMCF per day. The aggregate actual delivery volumes shall not exceed the Shipper's MDQ.
(3) The Shipper's utilization of 9,000 MCF per day between Delivery Points 6, 7, and 8 is subject to the availability of firm capacity at such points.

                                                         Initial for ID Purposes
                                                         Transporter ___________
                                                         Shipper     ___________


                           EFFECTIVE DECEMBER 1, 1992
                                  SIXTH AMENDED
                                   EXHIBIT "A"
                         of the Transportation Agreement
                                     between
                KERN RIVER GAS TRANSMISSION COMPANY (Transporter)
                     and UNION PACIFIC FUELS, INC. (Shipper)
                             Date: December 15, 1989


                                 RECEIPT POINTS

                                                      Maximum
                                                      Receipt
                                       Transporter's  Pressure  Maximum
Description                            Meter Number   p.s.i.g   Receipt Volumes
(Note 1)                               (Note 2)       (Note 4)  Mcf Per Day
--------                               ------------   --------  -----------

Upstream of Muddy Creek:
1. Opal Gas Plant                          1-4001          TBD      35,000
2. Colorado Interstate Gas (CIG)           1-4008          TBD      20,000
3. Northwest Pipeline                      1-4002          TBD      30,000
4. Overland Trail Transmission             TBD             TBD      15,000
   (Note 3)

Downstream of Muddy Creek:
5. Painter NGL/NRU                         1-4005          900      10,000
6. Anschutz Ranch East (Note 5)            1-4006        1,050      20,000
7. Whitney Canyon/
   Canyon Creek Compression                1-4004          900      20,000
8. Questar Pipeline                        1-4007        1,212      30,000

Notes:

(1) During periods of time when Transporter's other firm shippers are nominating and utilizing their full allocated portion of their MDQ for all Receipt Points on the upstream side of the Transporter's Muddy Creek Compressor and such volumes exceed the Muddy Creek Compressor's capacity from time to time, Shipper's total Firm Service rights for capacity at Receipt Points upstream of Transporter's Muddy Creek Compressor under this Agreement with Transporter shall be limited to 50 MMCFD for such combined Receipt Points. During periods of time when Transporter's firm shippers are not nominating and utilizing their full allocated portion of their MDQ upstream of Muddy Creek, Shipper shall be entitled to utilize as Firm Service receipt volumes upstream of Muddy Creek up to a maximum receipt volumes of 100 MMCFD. Shipper will have the right to reallocate, upon three

     (3) business days notice pursuant to Section 15.1, the maximum receipt volumes upstream of Muddy Creek among the Opal, CIG, Northwest Pipeline Receipt Point(s), and any other new Receipt Points upstream of Muddy Creek which Shipper requests Transporter to install in accordance with Section 6.
     1. 1. Receipt Points 5. through 8. are to be located downstream of the Kern River's Muddy Creek Compressor Station. In the event of a curtailment of Firm Service on the inlet side of Transporter's Muddy Creek Compressor, Transporter shall use 50 MMCFD as the base to determine Shipper's pro rata portion under Section 14. 1 (c) of this Agreement.

(2) Transporter will accept Shipper's gas at the inlet side of Transporter's meter.

(3) Prior to in-service of Receipt Point 4 the Shipper can nominate on as available firm service basis up to an additional 20 MMCF per day at Receipt Point 3, subject to Note (1).

(4) The Maximum Receipt Pressures shall be based upon the maximum delivery pressure requirements, if any, under the various interconnect agreements between the transporter and upstream transporters at Receipt Points 2, 3, and 4 and the plant operator at Receipt Point 1.

(5) Transporter may utilize Anschutz receipt point for up to 20 MMcfd, 10 MMcfd of which will be subject to capacity availability at that point (Alternate Receipt Point). To the extent that on any given day there is insufficient capacity at the Alternate Receipt Point to satisfy all requests for capacity by Shipper and other firm shippers utilizing such point as an Alternative Receipt Point, then Shipper and such other firm shippers shall be allocated capacity at the Alternate Receipt Point on a pro rata basis in proportion to each shipper's respective MDQ. This Alternate Receipt Point utilization and allocation methodology shah be superseded by any alternate receipt point tariff provision filed by Transporter and accepted by the FERC.

TBD To be determined.

                                                         Initial for ID Purposes
                                                         Transporter ___________
                                                         Shipper     ___________


                           EFFECTIVE DECEMBER 1, 1992
                                  SIXTH AMENDED
                                   EXHIBIT "B"
                         of the Transportation Agreement
                                     between
                KERN RIVER GAS TRANSMISSION COMPANY (Transporter)
                     and UNION PACIFIC FUELS, INC. (Shipper)
                             Date: December 15, 1989

                                 DELIVERY POINTS

                                                      Maximum   Maximum Delivery
                                                      Delivery  Volume
                                       Transporter's  Pressure  MCF Per Day
Description                            Meter Number   p.s.i.g   (Note 2)
-----------                            ------------   -------   -----------

1. Interconnection of Transporter's       2-5011      TBD        75,000
   System and Southern California
   Gas Company at SoCal Gas line 225
   Wheeler Ridge

2. China Grade                            2-5006      450        15,600

3. Boron                                  2-5002      650             0

4. Coolwater Station                      2-5001      775           Note 1

5. Apex                                   2-4002      450           Note 1

6. Chevron 17Z                           2-5020      400           11,000

7. Kern Front                             2-5010      400           (0)

8. S. Midway                              2-5012      400           (0)

9. McKittrick                             2-5019      400           (0)

TBD - To be determined.

Notes:

(1) Delivery Points 4 and 5 can be utilized only to the extent capacity is available at those points. To the extent Shipper reduces deliveries to Delivery Point 1, within the Maximum Delivery Volume limits, Shipper may make pursuant to Section 15.3 of the Agreement a corresponding delivery at Delivery Points 4 and 5 equal to the reduced volume at Delivery Point 1, provided however, the total volume at Delivery Points 4 and 5 shall not exceed 40,000 MCF per day. Any future FERC filings relating to the establishment of alternate delivery points for all firm shippers shall not alter the rights of Shipper under Section 15.3 provided however, to the extent Transporter makes such FERC filings Shipper's rights at Delivery Points 4 and 5 shall be equal to the rights given to all firm shippers at such alternate points.

(2) The Maximum Delivery Volume for all Delivery Points in the aggregate shall not exceed 110.6 MMCF per day. The aggregate actual delivery volumes shall not exceed the Shipper's MDQ.

                           SEVENTH AMENDED EXHIBIT "A"
                         to the Transportation Agreement
                            Dated December 15, 1989
                                 by and between
                       KERN RIVER GAS TRANSMISSION COMPANY
                                       and
                           UNION PACIFIC FUELS, INC.
                         Effective as of January 1, 1993
             Shipper's Maximum Daily Quantity: 100,000 Mcf per day

                                 RECEIPT POINTS

                                                     Maximum
                                                     Receipt
                                      Transporter's  Pressure  Maximum
Description                           Meter Number   p.s.i.g.  Receipt Volumes
(Note 1)                              (Note 2)       (Note4)   Mcf Per Day
-----------                           -------------  --------  -----------

Upstream of Muddy Creek:
1. Opal Gas Plant                       1-4001          TBD       35,000
2. Colorado Interstate Gas (CIG)        1-4008          TBD       20,000
3. Northwest Pipeline                   1-4002          TBD       30,000
4. Overland Trail Transmission          TBD             TBD       15,000
   (Note 3)

Downstream of Muddy Creek:
5. Painter NGL/NRU                      1-4005          900       10,000
6. Anschutz Ranch East (Note 5)         1-4006        1,050       10,000
7. Whitney Canyon/
   Canyon Creek Compression             1-4004          900       20,000
                                                                  ------
8. Questar Pipeline                     1-4007        1,212       30,000
                                                                  ------

Notes:
(1) During periods of time when Transporter's other firm shippers are nominating and utilizing their full allocated portion of their MDQ for all Receipt Points on the upstream side of the Transporter's Muddy Creek Compressor and such volumes exceed the Muddy Creek Compressor's capacity from time to time, Shipper's total Firm Service rights for capacity at Receipt Points upstream of Transporter's Muddy Creek Compressor under this Agreement with Transporter shall be limited to 50 MMCFD for such combined Receipt Points. During periods of time when Transporter's firm shippers are not nominating and utilizing their full allocatad portion of their MDQ upstream of Muddy Creek, Shipper shall be entitled to utilize as Firm Service receipt volumes upstream of Muddy Creek up to a maximum receipt volumes of 100 MMCFD. Shipper will have the right to reallocate, upon three (3) business days notice pursuant to Section 15.1, the maximum receipt volumes upstream of Muddy Creek among the Opal, CIG, Northwest

       Pipeline Receipt Point(s), and any other new Receipt Points upstream of Muddy Creek which Shipper requests Transporter to install in accordance with Section 6.1.1. Receipt Points 5. through 8. are to be located downstream of the Kern River's Muddy Creek Compressor Station. In the event of a curtailment of Firm Service on the inlet side of Transporter's Muddy Creek Compressor, Transporter shall use 50 MMCFD as the base to determine Shipper's pro rata portion under Section 14.1(c) of this Agreement.
(2) Transporter will accept Shipper's gas at the inlet side of Transporter's meter.
(3) Pipeline connection to be mutually determined sometime after the Kern River in-service date. All connection and related costs including tap, side valve and meter are to be paid by the Shipper. Prior to in-service of Receipt Point 4 the Shipper can nominate on as available firm service basis up to an additional 20 MMCF per day at Receipt Point 3, subject to Note (1).
(4) The Maximum Receipt Pressures shall be based upon the maximum delivery pressure requirements, if any, under the various interconnect agreements between the transporter and upstream transporters at Receipt Points 2, 3 and 4 and the plant operator at Receipt Point 1.
(5) Transporter may utilize Anschutz receipt point for up to 20 MMcfd, 10 MMcfd of which will be subject to capacity availability at that point (Alternate Receipt Point). To the extent that on any given day there is insufficient capacity at the Alternate Receipt Point to satisfy all requests for capacity by Shipper and other firm shippers utilizing such point as an Alternative Receipt Point, then Shipper and such other firm shippers shall be allocated capacity at the Alternate Receipt Point on a pro rata basis in proportion to each shipper's respective MDQ. This Alternate Receipt Point utilization and allocation methodology shall be superseded by any alternate receipt point tarrif provision filed by Transporter and accepted by the FERC.

TBD To be determined.

Initialized for Identification Purposes: Transporter________ Shipper_________

                           SEVENTH AMENDED EXHIBIT "B"
                         to the Transportation Agreement
                                 by and between
                       KERN RIVER GAS TRANSMISSION COMPANY
                                       and
                           UNION PACIFIC FUELS, INC.
                         Effective as of January 1, 1993
             Shipper's Maximum Daily Quantity: 100,000 Mcf per day

                                DELIVERY POINTS

                                                     Maximum   Maximum Delivery
                                                     Delivery  Volume
                                      Transporter's  Pressure  MCF Per Day
Description                           Meter Number   p.s.i.g.  (Note 2)
-----------                           -------------  --------  -----------

1. Interconnection of Transporter's       2-5011     TBD          73,000
   System and Southern California
   Gas Company at SoCal Gas line 225
   Wheeler Ridge

2. China Grade                            2-5006     450          10,600

3. Boron                                  2-5002     650           7,000

4. Coolwater Station                      2-5001     775           Note 1

5. Apex                                   2-4002     450           Note 1

6. Chevron 17Z                            2-5020     400           -0-

7. Kern Front                             2-5010     400           20,000
                                                                   (Note 3)

7. S. Midway                              2-5012     400           (0)

8. McKittrick                             2-5019     400           (0)

TBD - To be determined.

Notes:
(1) Delivery Points 4 and 5 can be utilized only to the extent capacity is available at those points. To the extent Shipper reduces deliveries to Delivery Point 1, within the Maximum Delivery Volume limits, Shipper may make pursuant to Section 15.3 of the Agreement a corresponding delivery at Delivery Points 4 and 5 equal to the reduced volume at Delivery Point 1, provided however, the total volume at Delivery Points 4 and 5 shall not exceed 40,000 MCF per day. Any future FERC filings relating to the establishment of alternate delivery points for all firm shippers shall not alter the rights of Shipper under Section 15.3 provided however, to the extent Transporter makes such FERC filings Shipper's rights at

       Delivery Points 4 and 5 shall be equal to the rights given to all firm shippers at such alternate points.

(2) The Maximum Delivery Volume for all Delivery Points in the aggregate shall not exceed 110.6 MMCF per day. The aggregate actual delivery volumes shall not exceed the Shipper's MDQ.

(3) The Shipper's utilization of 20,000 Mcf per day between Delivery Point 7 is subject to the availability of firm capacity at such point.

Initialized for Identification Purposes: Transporter________ Shipper_________

                             EIGHTH AMENDED EXHIBIT
                         of the Transportation Agreement
                            Dated December 15, 1989
                                 by and between
                       KERN RIVER GAS TRANSMISSION COMPANY
                                       and
                            UNION PACIFIC FUELS, INC.
               Effective from February 1, 1993 - February 28, 1993
             Shipper's Maximum Daily Quantity; 100,000 Mcf per day

                                 RECEIPT POINTS

                                                     Maximum
                                                     Receipt
                                      Transporter's  Pressure  Maximum
Description                           Meter Number   p.s.i.g.  Receipt Volumes
(Note 1)                              (Note 2)       (Note 4)  Mcf Per Day
-----------                           -------------  --------  -----------

Upstream of Muddy Creek:
1. Opal Gas Plant                       1-4001          TBD       35,000
2. Colorado Interstate Gas (CIG)        1-4008          TBD       20,000
3. Northwest Pipeline                   1-4002          TBD       15,000
4. Overland Trail Transmission          TBD             TBD       30,000
   (Note 3)

Downstream of Muddy Creek:
5. Painter NGL/NRU                      1-4005          900       10,000
6. Anschutz Ranch East (Note 5)         1-4006        1,050       28,000
7. Whitney Canyon/
   Canyon Creek Compression             1-4004          900       16,300
                                                                  ------
8. Questar Pipeline                     1-4007        1,212       25,700
                                                                  ------

Notes:
(1) During periods of time when Transporter's other firm shippers are nominating and utilizing their full allocated portion of their MDQ for all Receipt Points on the upstream side of the Transporter's Muddy Creek Compressor and such volumes exceed the Muddy Creek Compressor's capacity from time to time, Shipper's total Firm Service rights for capacity at Receipt Points upstream of Transporter's Muddy Creek Compressor under this Agreement with Transporter shall be limited to 50 MMCFD for such combined Receipt Points. During periods of time when Transporter's firm shippers are not nominating and utilizing their full allocatad portion of their MDQ upstream of Muddy Creek, Shipper shall be entitled to utilize as Firm Service receipt volumes upstream of Muddy Creek up to a maximum receipt volumes of 100 MMCFD. Shipper will have the right to reallocate, upon three (3) business days notice pursuant to Section 15.1, the maximum receipt volumes upstream of Muddy Creek among the Opal, CIG, Northwest Pipeline Receipt Point(s), and any other new Receipt Points upstream of Muddy Creek which Shipper requests Transporter to install in accordance with Section 6.1.1. Receipt Points 5. through 8. are to be located downstream of the Kern River's Muddy Creek Compressor Station. In the event of a curtailment of Firm Service on the inlet side of Transporter's Muddy Creek Compressor, Transporter shall use 50 MMCFD as the base to determine Shipper's pro rata portion under Section 14.1(c) of this Agreement.
(2) Transporter will accept Shipper's gas at the inlet side of Transporter's meter.
(3) Prior to in-service of Receipt Point 4 the Shipper can nominate on as available firm service basis up to an additional 20 MMCF per day at Receipt Point 3, subject to Note (1).
(4) The Maximum Receipt Pressures shall be based upon the maximum delivery pressure requirements, if any, under the various interconnect agreements between the transporter and upstream transporters at Receipt Points 2, 3 and 4 and the plant operator at Receipt Point 1.
(5) Transporter may utilize Anschutz receipt point for up to 28 MMcfD, 18 MMcfd of which will be subject to capacity availability at that point (Alternate Receipt Point). To the extent that on any given day there is insufficient capacity at the Alternate Receipt Point to satisfy all requests for capacity by Shipper and other firm shippers utilizing such point as an Alternative Receipt Point, then Shipper and such other firm shippers shall be allocated capacity at the Alternate Receipt Point on a pro rata basis in proportion to each shipper's respective MDQ. This alternate receipt point tariff provision filed by Transporter and and accepted by the FERC.

TBD To be determined.
Initialed for Identification Purposes:  Transporter_________  Shipper________

                             EIGHTH AMENDED EXHIBIT
                        of the Transportation Agreement
                             Dated December 15, 1989
                                 by and between
                       KERN RIVER GAS TRANSMISSION COMPANY
                                       and
                           UNION PACIFIC FUELS, INC.
               Effective from February 1, 1993 - February 28, 1993
             Shipper's Maximum Daily Quantity: 100,000 Mcf per day

                                DELIVERY POINTS

                                                     Maximum   Maximum Delivery
                                                     Delivery  Volume
                                      Transporter's  Pressure  MCF Per Day
Description                           Meter Number   p.s.i.g.  (Note 2)
-----------                           -------------  --------  -----------

1.  Interconnection of Transporter's      2-5011     TBD          68,000
    System and Southern California
    Gas Company at SoCal Gas line 225
    Wheeler Ridge

2.  China Grade                           2-5006     450          10,600

3.  Boron                                 2-5002     650           6,000

4.  Coolwater Station                     2-5001     775           Note 1

5.  Apex                                  2-4002     450           Note 1

6.  Chevron 17Z                           2-5020     400           (0)

7.  Kern Front                            2-5010     400           (Note 3)

8.  S. Midway                             2-5012     400           (Note 3)

9.  McKittrick                            2-5019     400           (Note 3)

10. Kern River Station                    2-5005     400           6,000
TBD - To be determined.

Notes:
(1) Delivery Points 4 and 5 can be utilized only to the extent capacity is available at those points. To the extent Shipper reduces deliveries to Delivery Point 1, within the Maximum Delivery Volume limits, Shipper may make pursuant to Section 15.3 of the Agreement a corresponding delivery at Delivery Points 4 and 5 equal to the reduced volume at Delivery Point 1, provided however, the total volume at Delivery Points 4 and 5 shall not exceed 40,000 MCF per day. Any future FERC filings relating to the establishment of alternate delivery points for all firm shippers shall not alter the rights of Shipper under Section 15.3 provided however, to the extent Transporter makes such FERC filings Shipper's rights at Delivery Points 4 and 5 shall be equal to the rights given to all firm shippers at such alternate points.

(2) The Maximum Delivery Volume for all Delivery Points in the aggregate shall not exceed 110.6 MMCF per day. The aggregate actual delivery volumes shall not exceed the Shipper's MDQ.

(3) The Shipper's utilization of 9,000 MCF per day between Delivery Points 6, 7, and 8 is subject to the availability of firm capacity at such point.

Initialed for Identification Purposes:  Transporter_________  Shipper_________

                            NINTH AMENDED EXHIBIT A
                        to the Transportation Agreement
                            Dated December 15, 1989
                                 by and between
                       KERN RIVER GAS TRANSMISSION COMPANY
                                       and
                            UNION PACIFIC FUELS, INC.
                         Effective from March 1, 1993
             Shipper's Maximum Daily Quantity; 100,000 Mcf per day

                                 RECEIPT POINTS

                                                       Maximum
                                                       Receipt
                                        Transporter's  Pressure  Maximum
Description                             Meter Number   p.s.i.g.  Receipt Volumes
(Note 1)                                (Note 2)       (Note 4)  Mcf Per Day
-----------                             -------------  --------  -----------

Upstream of Muddy Creek:
1. Opal Gas Plant                         1-4001          TBD       35,000
2. Colorado Interstate Gas (CIG)          1-4008          TBD       20,000
3. Northwest Pipeline                     1-4002          TBD       15,000
                                                                    ------
4. Overland Trail Transmission (Note 3)   TBD             TBD       30,000
                                                                    ------

Downstream of Muddy Creek:
5. Painter NGL/NRU                        1-4005          900       10,000
6. Anschutz Ranch East (Note 5)           1-4006        1,050       28,000
7. Whitney Canyon/
   Canyon Creek Compression               1-4004          900       16,300
                                                                    ------
8. Questar Pipeline                       1-4007        1,212       25,700
                                                                    ------

Notes:
(1) During periods of time when Transporter's other firm shippers are nominating and utilizing their full allocated portion of their MDQ for all Receipt Points on the upstream side of the Transporter's Muddy Creek Compressor and such volumes exceed the Muddy Creek Compressor's capacity from time to time, Shipper's total Firm Service rights for capacity at Receipt Points upstream of Transporter's Muddy Creek Compressor under this Agreement with Transporter shall be limited to 50 MMCFD for such combined Receipt Points. During periods of time when Transporter's firm shippers are not nominating and utilizing their full allocated portion of their MDQ upstream of Muddy Creek, Shipper shall be entitled to utilize as Firm Service receipt volumes upstream of Muddy Creek up to a maximum receipt volumes of 100 MMCFD. Shipper will have the right to reallocate, upon three (3) business days notice pursuant to Section 15.1, the maximum receipt volumes upstream of Muddy Creek among the Opal, CIG, Northwest Pipeline Receipt Point(s), and any other new Receipt Points upstream of

       Muddy Creek which Shipper requests Transporter to install in accordance with Section 6.1.1. Receipt Points 5. through 8. are to be located downstream of the Kern River's Muddy Creek Compressor Station. In the event of a curtailment of Firm Service on the inlet side of Transporter's Muddy Creek Compressor, Transporter shall use 50 MMCFD as the base to determine Shipper's pro rata portion under Section 14.1(c) of this Agreement.
(2) Transporter will accept Shipper's gas at the inlet side of Transporter's meter.
(3) Prior to in-service of Receipt Point 4 the Shipper can nominate on as available firm service basis up to an additional 20 MMCF per day at Receipt Point 3, subject to Note (1).
(4) The Maximum Receipt Pressures shall be based upon the maximum delivery pressure requirements, if any, under the various interconnect agreements between the transporter and upstream transporters at Receipt Points 2, 3 and 4 and the plant operator at Receipt Point 1.
(5) Transporter may utilize Anschutz receipt point for up to 28 MMcfD, 18 MMcfd of which will be subject to capacity availability at that point (Alternate Receipt Point). To the extent that on any given day there is insufficient capacity at the Alternate Receipt Point to satisfy all requests for capacity by Shipper and other firm shippers utilizing such point as an Alternative Receipt Point, then Shipper and such other firm shippers shall be allocated capacity at the Alternate Receipt Point on a pro rata basis in proportion to each shipper's respective MDQ. This Alternate Receipt Point utilization and allocation methodology shall be superseded by any alternate receipt point tariff provision filed by Transporter and accepted by the FERC.

TBD To be determined.
Initialed for Identification Purposes:  Transporter_________  Shipper________

                             NINTH AMENDED EXHIBIT B
                        to the Transportation Agreement
                             Dated December 15, 1989
                                 by and between
                       KERN RIVER GAS TRANSMISSION COMPANY
                                       and
                           UNION PACIFIC FUELS, INC.
                         Effective from March 1, 1993
             Shipper's Maximum Daily Quantity: 100,000 Mcf per day

                                DELIVERY POINTS

                                                     Maximum   Maximum Delivery
                                                     Delivery  Volume
                                      Transporter's  Pressure  MCF Per Day
Description                           Meter Number   p.s.i.g.  (Note 2)
-----------                           -------------  --------  -----------

1.  Interconnection of Transporter's      2-5011     TBD          84,000
    System and Southern California
    Gas Company at SoCal Gas line 225
    Wheeler Ridge

2.  China Grade                           2-5006     450          15,600

3.  Boron                                 2-5002     650          11,000

4.  Coolwater Station                     2-5001     775           Note 1

5.  Apex                                  2-4002     450           Note 1

6.  Chevron 17Z                           2-5020     400           (0)

7.  Kern Front                            2-5010     400           (Note 3)

8.  S. Midway                             2-5012     400           (Note 3)

9.  McKittrick                            2-5019     400           (Note 3)

10. Kern River Station                    2-5005     400           (0)
TBD - To be determined.

Notes:
(1) Delivery Points 4 and 5 can be utilized only to the extent capacity is available at those points. To the extent Shipper reduces deliveries to Delivery Point 1, within the Maximum Delivery Volume limits, Shipper may make pursuant to Section 15.3 of the Agreement a corresponding delivery at Delivery Points 4 and 5 equal to the reduced volume at Delivery Point 1, provided however, the total volume at Delivery Points 4 and 5 shall not exceed 40,000 MCF per day. Any future FERC filings relating to the establishment of alternate delivery points for all firm shippers shall not alter the rights of Shipper under Section 15.3 provided however, to the extent Transporter makes such FERC filings Shipper's rights at Delivery Points 4 and 5 shall be equal to the rights given to all firm shippers at such alternate points.

(2) The Maximum Delivery Volume for all Delivery Points in the aggregate shall not exceed 110.6 MMCF per day. The aggregate actual delivery volumes shall not exceed the Shipper's MDQ.

(3) Shipper's utilization of 20,000 Mcf per day between Delivery Points 7 8, and 9 is subject to the availability of firm capacity at such point.

Initialed for Identification Purposes:  Transporter_________  Shipper_________

                             TENTH AMENDED EXHIBIT
                        to the Transportation Agreement
                            Dated December 15, 1989
                                 by and between
                       KERN RIVER GAS TRANSMISSION COMPANY
                                       and
                            UNION PACIFIC FUELS, INC.
                            Effective April 1, 1993
             Shipper's Maximum Daily Quantity: 100,000 Mcf per day

                                DELIVERY POINTS

                                                                 Maximum
                                                       Maximum   Delivery
                                                       Delivery  Volume MCF
                                        Transporter's  Pressure  Per Day
Description                             Meter Number   p.s.i.g.  (Note 2)
-----------                             -------------  --------  ----------

1.  Interconnection of Transporter's       2-5001          TBD       84,000
    System and Southern California
    Gas Company at SoCal Gas line 225
    Wheeler Ridge (See Note 4 below)

2.  China Grade                            2-5006          450       15,600

3.  Boron                                  2-5002          650       11,000

4.  Coolwater Station                      2-5001          775       Note 1

5.  Apex                                   2-4002          450       Note 1

6.  Chevron 17Z                            2-5020          400       (0)

7.  Kern Front                             2-5010          400       (Note 3)

8.  S. Midway                              2-5012          400       (Note 3)

9.  McKittrick                             2-5019          400       (Note 3)

10. Kern River Station                     2-5005          400       (0)

TBD - To be determined.

Initialed for Identification Purposes:  Transporter_________  Shipper_________

Notes:
(1) Delivery Points 4 and 5 can be utilized only to the extent capacity is available at those points. To the extent Shipper reduces deliveries to Delivery Point 1, within the Maximum Delivery Volume limits, Shipper may make pursuant to Section 15.3 of the Agreement a corresponding delivery at Delivery Points 4 and 5 equal to the reduced volume at Delivery Point 1, provided however, the total volume at Delivery Points 4 and 5 shall not exceed 40,000 MCF per day. Any future FERC filings relating to the establishment of alternate delivery points for all firm shippers shall not alter the rights of Shipper under Section 15.3 provided however, to the extent Transporter makes such FERC filings Shipper's rights at Delivery Points 4 and 5 shall be equal to the rights given to all firm shippers at such alternate points.

(2) The Maximum Delivery Volume for all Delivery Points in the aggregate shall not exceed 110.6 MMCF per day. The aggregate actual delivery volumes shall not exceed the Shipper's MDQ.

(3) Shipper's utilization of 20,000 Mcf per day at Delivery Points 7, 8, and 9 is subject to the availability of firm capacity at such point.

(4)    Shipper shall be entitled to deliver up to an aggregate of 84,000
       Mcf/day to the Wheeler Ridge and PG&E delivery points for the period of time during which SoCal's Line 225 is out of service due to hydrostatic testing, commencing approximately April 1, 1993 and continuing for approximately 6-8 weeks (the "Line 225 Outage Period"). During the Line 225 Outage Period, Transporter shall utilize its best efforts to deliver to the PG&E delivery point, subject to capacity availability, all of Shipper's volumes nominated to the Wheeler Ridge delivery point which are confirmed for delivery to the PG&E delivery point (the "Alternate Volumes"). Volumes nominated by firm shippers directly to the PG&E delivery point ("Primary Volumes") shall have scheduling and curtailment priority over Alternate Volumes. Alternate Volumes shall have scheduling and curtailment priority over volumes delivered to the PG&E delivery point for shippers under Kern River Rate Schedule KRI-1. If sufficient capacity does not exist at the PG&E delivery point to allow delivery of all volumes nominated by firm shippers to the Wheeler Ridge delivery point which are confirmed for delivery to the PG&E delivery point ("Aggregate Alternative Volumes"), or if Kern River cannot accurately measure all of the Aggregate Alternate Volumes, then available capacity shall be allocated for the Aggregate Alternate Volumes on a pro rata basis according to each shipper's respective maximum daily delivery entitlement at Wheeler Ridge. Shipper understands and agrees that Transporter is only obligated to utilize its best efforts to deliver Alternate Volumes to the PG&E delivery point. Accordingly, Transporter shall not be liable to Shipper or to any third parties in any manner whatsoever in the event of nondelivery of any Alternate Volumes to the PG&E delivery point. Upon expiration of the Line 225 Outage Period, Shipper shall no longer be entitled to delivery Alternate Volumes to the PG&E delivery point. This alternate delivery point provision will be suspended by an applicable alternate delivery point provision in Transporter's FERC Gas Tariff which may become effective during the Line 225 Outage Period.

                           TENTH AMENDED EXHIBIT "A"
                        to the Transportation Agreement
                            Dated December 15, 1989
                                by and between
                      KERN RIVER GAS TRANSMISSION COMPANY
                                      and
                           UNION PACIFIC FUELS, INC.
                             Effective May 1, 1993
             Shipper's Maximum Daily Quantity: 100,000 Mcf per day
                                 RECEIPT POINTS

                                                       Maximum
                                                       Receipt
                                        Transporter's  Pressure  Maximum
Description                             Meter Number   p.s.i.g.  Receipt Volumes
(Note 1)                                (Note 2)       (Note 4)  Mcf Per Day
-----------                             -------------  --------  -----------

Upstream of Muddy Creek:
1. Opal Gas Plant                         1-4001          TBD       35,000
2. Colorado Interstate Gas (CIG)          1-4008          TBD       10,000
3. Northwest Pipeline                     1-4002          TBD       15,000
                                                                    ------
4. Overland Trail Transmission (Note 3)   TBD             TBD       40,000
                                                                    ------
Downstream of Muddy Creek:
5. Painter NGL/NRU                        1-4005          900       10,000
6. Anschutz Ranch East                    1-4006        1,050       28,000
7. Whitney Canyon/
   Canyon Creek Compression               1-4004          900       16,300
                                                                    ------
8. Questar Pipeline                       1-4007        1,212       25,700
                                                                    ------

Notes:
(1) During periods of time when Transporter's other firm shippers are nominating and utilizing their full allocated portion of their MDQ for all Receipt Points on the upstream side of the Transporter's Muddy Creek Compressor and such volumes exceed the Muddy Creek Compressor's capacity from time to time, Shipper's total Firm Service rights for capacity at Receipt Points upstream of Transporter's Muddy Creek Compressor under this Agreement with Transporter shall be limited to 50 MMCFD for such combined Receipt Points. During periods of time when Transporter's firm shippers are not nominating and utilizing their full allocated portion of their MDQ upstream of Muddy Creek, Shipper shall be entitled to utilize as Firm Service receipt volumes upstream of Muddy Creek up to a maximum receipt volumes of 100 MMCFD. Shipper will have the right to reallocate, upon three (3) business days notice pursuant to Section 15.1, the maximum receipt volumes upstream of Muddy Creek among the Opal, CIG, Northwest Pipeline Receipt Point(s), and any other new Receipt Points upstream of Muddy Creek which Shipper requests Transporter to install in accordance with Section 6.1.1. Receipt Points 5. through 8. are to be located downstream of the Kern River's Muddy Creek Compressor Station. In the event of a curtailment of Firm Service on the inlet side of Transporter's Muddy Creek Compressor, Transporter shall use 50 MMCFD as the base to determine Shipper's pro rata portion under Section 14.1(c) of this Agreement.
(2) Transporter will accept Shipper's gas at the inlet side of Transporter's meter.
(3) Prior to in-service of Receipt Point 4 the Shipper can nominate on as available firm service basis up to an additional 20 MMCF per day at Receipt Point 3, subject to Note (1).
(4) The Maximum Receipt Pressures shall be based upon the maximum delivery pressure requirements, if any, under the various interconnect agreements between the transporter and upstream transporters at Receipt Points 2, 3 and 4 and the plant operator at Receipt Point 1.
(5) Transporter may utilize Anschutz receipt point for up to 28 MMcfd, 18 MMcfd of which will will be subject to capacity availability at that point (Alternate Receipt Point). To the extent that on any given day there is insufficient capacity at the Alternate Receipt Point to satisfy all requests for capacity by Shipper and other firm shippers utilizing such point as an Alternative Receipt Point, then Shipper and such other firm shippers shall be allocated capacity at the Alternate Receipt Point on a pro rata basis in proportion to each shipper's respective MDQ. This Alternate Receipt Point utilization and allocation methodology shall be superseded by an alternate receipt point tariff provision filed by Transporter and accepted by the FERC.

TBD To be determined.

Initialed for Identification Purposes: Transporter________ Shipper_________

                         ELEVENTH AMENDED EXHIBIT "B"
                        to the Transportation Agreement
                            Dated December 15, 1989
                                by and between
                      KERN RIVER GAS TRANSMISSION COMPANY
                                      and
                           UNION PACIFIC FUELS, INC.
                            Effective June 21, 1993
             Shipper's Maximum Daily Quantity: 100,000 Mcf per day

                                DELIVERY POINTS

                                                      Maximum   Maximum Delivery
                                                      Delivery  Volume
                                       Transporter's  Pressure  MCF Per Day
Description                            Meter Number   p.s.i.g.  (Note 2)
-----------                            -------------  --------  -----------

1.  Interconnection of Transporter's       2-5011     TBD          79,000
    System and Southern California
    Gas Company at SoCal Gas line 225
    Wheeler Ridge

2.  China Grade                            2-5006     450          15,600

3.  Boron                                  2-5002     650          11,000

4.  Coolwater Station                      2-5001     775           Note 1

5.  Apex                                   2-4002     450           Note 1

6.  Chevron 17Z                            2-5020     400           (0)

7.  Kern Front                             2-5010     400           (Note 3)

8.  S. Midway                              2-5012     400           (Note 3)

9.  McKittrick                             2-5012     400           (Note 3)

10. Kern River Station                     2-5005     400           (0)

11. Crocker Springs (Note 4)               2-5018     400            5,000

TBD - To be determined.

Notes:
(1) Delivery Points 4 and 5 can be utilized only to the extent capacity is available at those points. To the extent Shipper reduces deliveries to Delivery Point 1, within the Maximum Delivery Volume limits, Shipper may make pursuant to Section 15.3 of the Agreement a corresponding delivery at Delivery Points 4 and 5 equal to the reduced volume at Delivery Point 1, provided however, the total volume at Delivery Points 4 and 5 shall not exceed 40,000 MCF per day. Any future FERC filings relating to the establishment of alternate delivery points for all firm shippers shall not alter the rights of Shipper under Section 15.3 provided however, to the extent Transporter makes such FERC filings Shipper's rights at Delivery Points 4 and 5 shall be equal to the rights given to all firm shippers at such alternate points.

(2) The Maximum Delivery Volume for all Delivery Points in the aggregate shall not exceed 110.6 MMCF per day. The aggregate actual delivery volumes shall not exceed the Shipper's MDQ.

(3) Shipper's utilization of 20,000 Mcf per day at Delivery Points 7, 8, and 9 is subject to the availability of firm capacity at such points.

(4) Shipper's utilization of 5,000 Mcf per day at Delivery Point 11 is subject to the availability of firm capacity in the lateral to such point.

Initialed for Identification Purposes: Transporter________ Shipper_________

                          TWELFTH AMENDED EXHIBIT "A"
                        to the Transportation Agreement
                           Dated December 15, 1989
                                by and between
                      KERN RIVER GAS TRANSMISSION COMPANY
                                      and
                           UNION PACIFIC FUELS, INC.
                            Effective May 23, 1994
             Shipper's Maximum Daily Quantity: 75,000 Mcf per day
                                 RECEIPT POINTS

                                                     Maximum
                                                     Receipt
                                      Transporter's  Pressure  Maximum
Description                           Meter Number   p.s.i.g.  Receipt Volumes
(Note 1)                              (Note 2)       (Note 3)  Mcf Per Day
-----------                           -------------  --------  -----------

Upstream of Muddy Creek:
1. Opal Gas Plant                       1-4001          TBD       37,500
2. Colorado Interstate Gas (CIG)        1-4008          TBD        2,500
3. Northwest Pipeline                   1-4002          TBD        2,500
4. Overland Trail Transmission          1-4009          TBD       32,500

Downstream of Muddy Creek:
5. Painter NGL/NRU                      1-4005          900        2,500
6. Anschutz Ranch East                  1-4006        1,050        7,500
7. Whitney Canyon/
   Canyon Creek Compression             1-4004          900       27,500
                                                                  ------

Notes:
(1) During periods of time when Transporter's other firm shippers are nominating and utilizing their full allocated portion of their MDQ for all Receipt Points on the upstream side of the Transporter's Muddy Creek Compressor and such volumes exceed the Muddy Creek Compressor's capacity from time to time, Shipper's total Firm Service rights for capacity at Receipt Points upstream of Transporter's Muddy Creek Compressor under this Agreement with Transporter shall be limited to 37.5 MMCFD for such combined Receipt Points. During periods of time when Transporter's firm shippers are not nominating and utilizing their full allocated portion of their MDQ upstream of Muddy Creek, Shipper shall be entitled to utilize as Firm Service receipt volumes upstream of Muddy Creek up to a maximum receipt volumes of 75 MMCFD. Shipper will have the right to reallocate, upon three (3) business days notice pursuant to Section 15.1, the maximum receipt volumes upstream of Muddy Creek among the Opal, CIG, Northwest Pipeline Receipt Point(s), and any other new Receipt Points upstream of Muddy Creek which Shipper requests Transporter to install in accordance with Section 6.1.1. In the event of a curtailment of Firm Service on the inlet side of Transporter's Muddy Creek Compressor, Transporter shall use
       37.5 MMCFD as the base to determine Shipper's pro rata portion under
       Section 14.1(c) of this Agreement.

(2) Transporter will accept Shipper's gas at the inlet side of Transporter's meter.
(3) The Maximum Receipt Pressures shall be based upon the maximum delivery pressure requirements, if any, under the various interconnect agreements between the transporter and upstream transporters at Receipt Points 2, 3 and 4 and the plant operator at Receipt Point 1.

TBD To be determined.
Initialed for Identification Purposes: Transporter__________ Shipper__________

                          TWELFTH AMENDED EXHIBIT "B"
                        to the Transportation Agreement
                             Dated December 15, 1989
                                 by and between
                       KERN RIVER GAS TRANSMISSION COMPANY
                                       and
                           UNION PACIFIC FUELS, INC.
                            Effective July 1, 1993
             Shipper's Maximum Daily Quantity: 100,000 Mcf per day

                                DELIVERY POINTS

                                                     Maximum   Maximum Delivery
                                                     Delivery  Volume
                                      Transporter's  Pressure  MCF Per Day
Description                           Meter Number   p.s.i.g.  (Note 2)
-----------                           -------------  --------  -----------

1.  Interconnection of Transporter's      2-5011     TBD          84,000
    System and Southern California
    Gas Company at SoCal Gas line 225
    Wheeler Ridge

2.  China Grade                           2-5006     450          15,600

3.  Boron                                 2-5002     650          11,000

4.  Coolwater Station                     2-5001     775          Note 1

5.  Apex                                  2-4002     450          Note 1

6.  Chevron 17Z                           2-5020     400          (0)

7.  Kern Front                            2-5010     400          (Note 3)

8.  S. Midway                             2-5012     400          (Note 3)

9.  McKittrick                            2-5019     400          (Note 3)

10. Kern River Station                    2-5005     400          (0)

11. Crocker Springs                       2-5018     400          (0)
TBD - To be determined.

Notes:
(1) Delivery Points 4 and 5 can be utilized only to the extent capacity is available at those points. To the extent Shipper reduces deliveries to Delivery Point 1, within the Maximum Delivery Volume limits, Shipper may make pursuant to Section 15.3 of the Agreement a corresponding delivery at Delivery Points 4 and 5 equal to the reduced volume at Delivery Point 1, provided however, the total volume at Delivery Points 4 and 5 shall not exceed 40,000 MCF per day. Any future FERC filings relating to the establishment of alternate delivery points for all firm shippers shall not alter the rights of Shipper under Section 15.3 provided however, to the extent Transporter makes such FERC filings Shipper's rights at Delivery Points 4 and 5 shall be equal to the rights given to all firm shippers at such alternate points.

(2) The Maximum Delivery Volume for all Delivery Points in the aggregate shall not exceed 110.6 MMCF per day. The aggregate actual delivery volumes shall not exceed the Shipper's MDQ.

(3) Shipper's utilization of 20,000 MCF per day between Delivery Points 7, 8, and 9 is subject to the availability of firm capacity at such point.

Initialed for Identification Purposes:  Transporter_________  Shipper_________

                          TWELFTH AMENDED EXHIBIT "B"
                        to the Transportation Agreement
                             Dated December 15, 1989
                                 by and between
                       KERN RIVER GAS TRANSMISSION COMPANY
                                       and
                           UNION PACIFIC FUELS, INC.
                            Effective July 7, 1993
             Shipper's Maximum Daily Quantity: 100,000 Mcf per day

                                DELIVERY POINTS

                                                     Maximum   Maximum Delivery
                                                     Delivery  Volume
                                      Transporter's  Pressure  MCF Per Day
Description                           Meter Number   p.s.i.g.  (Note 2)
-----------                           -------------  --------  -----------

1.  Interconnection of Transporter's      2-5011     TBD          84,000
    System and Southern California
    Gas Company at SoCal Gas line 225
    Wheeler Ridge

2.  China Grade                           2-5006     450          15,600

3.  Boron                                 2-5002     650          11,000

4.  Coolwater Station                     2-5001     775          Note 1

5.  Apex                                  2-4002     450          Note 1

6.  Chevron 17Z                           2-5020     400          (0)

7.  Kern Front                            2-5010     400          (Note 3)

8.  S. Midway                             2-5012     400          (Note 3)

9.  McKittrick                            2-5019     400          (Note 3)

10. Kern River Station                    2-5005     400          (0)

11. Crocker Springs                       2-5018     400          (0)
TBD - To be determined.

Notes:
(1) Delivery Points 4 and 5 can be utilized only to the extent capacity is available at those points. To the extent Shipper reduces deliveries to Delivery Point 1, within the Maximum Delivery Volume limits, Shipper may make pursuant to Section 15.3 of the Agreement a corresponding delivery at Delivery Points 4 and 5 equal to the reduced volume at Delivery Point 1, provided however, the total volume at Delivery Points 4 and 5 shall not exceed 40,000 MCF per day. Any future FERC filings relating to the establishment of alternate delivery points for all firm shippers shall not alter the rights of Shipper under Section 15.3 provided however, to the extent Transporter makes such FERC filings Shipper's rights at Delivery Points 4 and 5 shall be equal to the rights given to all firm shippers at such alternate points.

(2) The Maximum Delivery Volume for all Delivery Points in the aggregate shall not exceed 110.6 MMCF per day. The aggregate actual delivery volumes shall not exceed the Shipper's MDQ.

(3) Shipper's utilization of 20,000 MCF per day between Delivery Points 7, 8, and 9 is subject to the availability of firm capacity at such point.

Initialed for Identification Purposes:  Transporter_________  Shipper_________

                         ELEVENTH AMENDED EXHIBIT "A"
                         to the Transportation Agreement
                            Dated December 15, 1989
                                 by and between
                       KERN RIVER GAS TRANSMISSION COMPANY
                                       and
                            UNION PACIFIC FUELS, INC.
                            Effective July 16, 1993
             Shipper's Maximum Daily Quantity: 100,000 Mcf per day

                                 RECEIPT POINTS
                                 --------------

                                                     Maximum
                                                     Receipt
                                      Transporter's  Pressure  Maximum
Description                           Meter Number   p.s.i.g.  Receipt Volumes
(Note 1)                              (Note 2)       (Note 4)  Mcf Per Day
-----------                           -------------  --------  -----------

Upstream of Muddy Creek:
1. Opal Gas Plant                       1-4001          TBD       35,000
2. Colorado Interstate Gas (CIG)        1-4008          TBD        2,500
3. Northwest Pipeline                   1-4002          TBD       15,000
                                                                  ------
4. Overland Trail Transmission          TBD             TBD       47,500
   (Note 3)                                                       ------

Downstream of Muddy Creek:
5. Painter NGL/NRU                      1-4005          900       10,000
6. Anschutz Ranch East (Note 5)         1-4006        1,050       28,000
7. Whitney Canyon/
   Canyon Creek Compression             1-4004          900       16,300
                                                                  ------
8. Questar Pipeline                     1-4007        1,212       25,700
                                                                  ------

Notes:
(1) During periods of time when Transporter's other firm shippers are nominating and utilizing their full allocated portion of their MDQ for all Receipt Points on the upstream side of the Transporter's Muddy Creek Compressor and such volumes exceed the Muddy Creek Compressor's capacity from time to time, Shipper's total Firm Service rights for capacity at Receipt Points upstream of Transporter's Muddy Creek Compressor under this Agreement with Transporter shall be limited to 50 MMCFD for such combined Receipt Points. During periods of time when Transporter's firm shippers are not nominating and utilizing their full allocated portion of their MDQ upstream of Muddy Creek, Shipper shall be entitled to utilize as Firm Service receipt volumes upstream of Muddy Creek up to a maximum receipt volumes of 100 MMCFD. Shipper will have the right to reallocate, upon three (3) business days notice pursuant to Section 15.1, the maximum receipt volumes upstream of Muddy Creek among the Opal, CIG, Northwest

       Pipeline Receipt Point(s), and any other new Receipt Points upstream of Muddy Creek which Shipper requests Transporter to install in accordance with Section 6.1.1. Receipt Points 5. through 8. are to be located downstream of the Kern River's Muddy Creek Compressor Station. In the event of a curtailment of Firm Service on the inlet side of Transporter's Muddy Creek Compressor, Transporter shall use 50 MMCFD as the base to determine Shipper's pro rata portion under Section 14.1(c) of this Agreement.
(2) Transporter will accept Shipper's gas at the inlet side of Transporter's meter.
(3) Prior to in-service of Receipt Point 4 the Shipper can nominate on as available firm service basis up to an additional 20 MMCFD per day at Receipt Point 3, subject to Note (1).
(4) The Maximum Receipt Pressures shall be based upon the maximum delivery pressure requirements, if any, under the various interconnect agreements between the transporter and upstream transporters at Receipt Points 2, 3 and 4 and the plant operator at Receipt Point 1.
(5) Transporter may utilize Anschutz receipt point for up to 28 MMcfd, 18 MMcfd of which will be subject to capacity availability at that point (Alternate Receipt Point). To the extent that on any given day there is insufficient capacity at the Alternate Receipt Point to satisfy all requests for capacity by Shipper and other firm shippers utilizing such point as an Alternative Receipt Point, then Shipper and such other firm shippers shall be allocated capacity at the Alternate Receipt Point on a pro rata basis in proportion to each shipper's respective MDQ. This Alternate Receipt Point utilization and allocation methodology shall be superseded by any alternate receipt point tariff provision filed by Transporter and accepted by the FERC.

TBD To be determined.
Initialed for Identification Purposes:  Transporter_________  Shipper________

 [LETTERHEAD OF KERN RIVER]                       1010 Milam Street
                                                  P.O. Box 2511
                                                  Houston, Texas 77252-2511
                                                  (713) 757-2131

                                November 17, 1993

Union Pacific Fuels, Inc.
801 Cherry Street
P.O. Box 7
Fort Worth, TX 76101

Attn: Mr. John Keller

Re:      Lone Mountain Delivery Point
         Meter No. 1-4012
         Contract No. 1005

Dear John:

Reference is made to that certain Transportation Service Agreement ("Agreement") dated December 15, 1989 by and between Kern River Gas Transmission Company, a Texas partnership ("Kern River") and Union Pacific Fuels, Inc., a Delaware corporation ("Union Pacific").

Kern River and Shipper agree that, if Shipper receives service to the Lone Mountain delivery point under Part 284, Subpart B, the Agreement will be deemed amended to indicate that service to the Lone Mountain delivery point is being provided under Part 284, Subpart B. On the date on which Kern River is authorized to provide service to the Lone Mountain delivery point under Part 284, Subpart G, the Agreement will again be deemed amended to indicate that service to the Lone Mountain delivery point is being provided pursuant to Part 284, Subpart G.

Shipper also certifies to Kern River that any gas transported for Shipper under
Part 284, Subpart B qualifies for service under Section 284.102 of the Commission's regulations.

If the foregoing is in accordance with your understanding of our agreement, please so indicate by signing and returning both originals of this Agreement to my attention. Upon Kern River's execution, an original will be forwarded to you for your files.

Union Pacific Fuels, Inc.
Page No. 2

Should you have any questions, please do not hesitate in contacting me at (713) 757-2379.


                             Sincerely,

                             /s/ Marilyn Sobotik
                             ----------------------
                             Marilyn Sobotik
                             Sr. Account Executive


ACCEPTED AND AGREED TO THIS        KERN RIVER GAS TRANSMISSION COMPANY
23rd DAY OF November, 1993         ("Transporter"), by its partners:

UNION PACIFIC FUELS, INC.          KERN RIVER CORPORATION
("Shipper")

By: /s/ Illegible                   By: /s/ E. J. Holm
    ---------------------               -----------------------------
    ATTORNEY-IN-FACT                    E. J. Holm, President


                                  WILLIAMS WESTERN PIPELINE COMPANY

                                  By:  /s/ Cuba Wadlington, Jr.
                                       -------------------------
                                       Cuba Wadlington, Jr.
                                       Sr. Vice President & General Manager

                        THIRTEENTH AMENDED EXHIBIT "B"
                        to the Transportation Agreement
                           Dated December 15, 1989
                                by and between
                      KERN RIVER GAS TRANSMISSION COMPANY
                                      and
                          UNION PACIFIC FUELS, INC.
                            Effective May 20, 1994
             Shipper's Maximum Daily Quantity: 75,000 Mcf per day

                                DELIVERY POINTS

                                                     Maximum   Maximum Delivery
                                                     Delivery  Volume
                                      Transporter's  Pressure  MCF Per Day
Description                           Meter Number   p.s.i.g.  (Note 1)
-----------                           -------------  --------  -----------

1. Interconnection of Transporter's       2-5011     TBD          67,350
   System and Southern California
   Gas Company at SoCal Gas line 225
   Wheeler Ridge

2. China Grade                            2-5006     450          15,600


TBD - To be determined.

Notes:
(1) The Maximum Delivery Volume for all Delivery Points in the aggregate shall not exceed 82,950 MCF per day. The aggregate actual delivery volumes shall not exceed the Shipper's MDQ.

Initialed for Identification Purposes: Transporter__________ Shipper__________

 [LETTERHEAD OF KERN RIVER]                       1010 Milam Street
                                                  P.O. Box 2511
                                                  Houston, Texas 77252-2511
                                                  (713) 757-2131

                                       January 25, 1996

Mr. John Hogan
Union Pacific Fuels, Inc.
801 Cherry Street
Fort Worth, TX 76101

Re:      Amendment to Transportation
         Service Agreement Dated December 15, 1989
         Hunter Park Delivery Point
         Meter No. 2-4014
         Contract No. 1005

Dear John:

Reference is made to that certain Transportation Service Agreement ("Agreement") dated December 15, 1989 by and between Kern River Gas Transmission Company, a Texas partnership ("Kern River") and Union Pacific Fuels, Inc., a Delaware corporation ("Union Pacific").

Kern River and Union Pacific agree that, if Union Pacific receives service to the Hunter Park delivery point, the Agreement will be deemed amended to indicate that service to the Hunter Park delivery point is being provided under Part 284, Subpart B. On the date on which Kern River is authorized to provide service to the Hunter Park delivery point under Part 284, Subpart G, the Agreement will again be deemed amended to indicate that service to the Hunter Park delivery point is being provided pursuant to Part 284, Subpart G.

Union Pacific also certifies to Kern River that any gas transported for Union Pacific under Part 284, Subpart B qualifies for service under Section 284.102(d)(1) of the Commission's regulations, in that Mountain Fuel Supply Company, a Utah Local Distribution Company, will have physical custody of and will transport all gas delivered to the Hunter Park Delivery Point.

If the foregoing is in accordance with your understanding of our agreement, please so indicate by signing and returning all originals of this Amendment to my attention. Upon execution by Kern River, an original will be forwarded to you for your files.

Should you have any questions, please do not hesitate in contacting me at
(713) 757-5701.

                             Sincerely,

                             Tony Rabago
                             Account Manager


ACCEPTED AND AGREED TO THIS
31st DAY OF January, 1996

UNION PACIFIC FUELS, INC.                  KERN RIVER GAS TRANSMISSION COMPANY
("Shipper")                                ("Transporter"), a general
                                           partnership, by its partners:

                                           KERN RIVER ACQUISITION CORPORATION


                                           WILLIAMS WESTERN PIPELINE COMPANY

By: /s/ John R. Hogan                      By: /s/  Robert L. Sluder
    -------------------------                  ----------------------
    By: Attorney-in-Fact                       Robert L. Sluder
                                               Sr. Vice President and
                                               General Manager

[LETTERHEAD OF KERN RIVER]

                                January 25, 1996

Mr. John Hogan
Union Pacific Fuels, Inc.
801 Cherry Street
Fort Worth, TX 76101

Re:      Amendment to Transportation
         Service Agreement Dated December 27, 1995
         Hunter Park Delivery Point
         Meter No. 2-4014
         Contract No. 1031

Dear John:

Reference is made to that certain Transportation Service Agreement ("Agreement") dated December 27, 1995 by and between Kern River Gas Transmission Company, a Texas partnership ("Kern River") and Union Pacific Fuels, Inc., a Delaware corporation ("Union Pacific").

Kern River and Union Pacific agree that, if Union Pacific receives service to the Hunter Park delivery point, the Agreement will be deemed amended to indicate that service to the Hunter Park delivery point is being provided under Part 284, Subpart B. On the date on which Kern River is authorized to provide service to the Hunter Park delivery point under Part 284, Subpart G, the Agreement will again be deemed amended to indicate that service to the Hunter Park delivery point is being provided pursuant to Part 284, Subpart G.

Union Pacific also certifies to Kern River that any gas transported for Union Pacific under Part 284, Subpart B qualifies for service under Section 284.102(d)(1) of the Commission's regulations, in that Mountain Fuel Supply Company, a Utah Local Distribution Company, will have physical custody of and will transport all gas delivered to the Hunter Park Delivery Point.

If the foregoing is in accordance with your understanding of our agreement, please so indicate by signing and returning all originals of this Amendment to my attention. Upon execution by Kern River, an original will be forwarded to you for your files.

Should you have any questions, please do not hesitate in contacting me at (713) 757-5701.

                             Sincerely,

                             Tony Rabago
                             Account Manager



ACCEPTED AND AGREED TO THIS
31st DAY OF January, 1996

UNION PACIFIC FUELS, INC.                  KERN RIVER GAS TRANSMISSION COMPANY
("Shipper")                                ("Transporter"), a general
                                           partnership, by its partners:


                                           KERN RIVER ACQUISITION CORPORATION

                                           WILLIAMS WESTERN PIPELINE COMPANY

By: /s/ John R. Hogan
    -------------------------                  ----------------------
    By: Attorney-in-Fact                       Robert L. Sluder
                                               Sr. Vice President and
                                               General Manager